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                                                                     EXHIBIT 4.7



                      THIRD AMENDED AND RESTATED AGREEMENT

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                       KINDER MORGAN ENERGY PARTNERS, L.P.

                                TABLE OF CONTENTS

ARTICLE I           ORGANIZATIONAL MATTERS........................................................................2
         1.1        Continuation..................................................................................2
         1.2        Name..........................................................................................2
         1.3        Registered Office; Principal Office...........................................................2
         1.4        Power of Attorney.............................................................................2
         1.5        Term..........................................................................................3
         1.6        Possible Restrictions on Transfer.............................................................4

ARTICLE II          DEFINITIONS...................................................................................4
         Additional Limited Partner...............................................................................4
         Adjusted Capital Account.................................................................................4
         Adjusted Property........................................................................................4
         Affiliate................................................................................................5
         Agreed Allocation........................................................................................5
         Agreed Value.............................................................................................5
         Agreement ...............................................................................................5
         API......................................................................................................5
         Assignee.................................................................................................5
         Available Cash...........................................................................................5
         Average Market Price.....................................................................................6
         Book-Tax Disparity.......................................................................................6
         Business Day.............................................................................................6
         Calculated Unit Amount...................................................................................7
         Capital Account..........................................................................................7
         Capital Additions and Improvements.......................................................................7
         Capital Contribution.....................................................................................7
         Carrying Value...........................................................................................7
         Cash from Interim Capital Transactions...................................................................7
         Cash from Operations.....................................................................................7
         Cause....................................................................................................8
         Central Basin Conveyances................................................................................8
         Certificate..............................................................................................8
         Certificate of Limited Partnership.......................................................................8
         Citizenship Certification................................................................................9
         Class B Unit.............................................................................................9
         Closing Date.............................................................................................9
         Closing Price............................................................................................9
         Code.....................................................................................................9
         Combined Interest........................................................................................9
         Common Unit..............................................................................................9
         Conflicts and Audit Committee............................................................................9
         Contributed Property.....................................................................................9
         Conveyance Agreement.....................................................................................9
         Curative Allocation......................................................................................9
         Current Market Price.....................................................................................9


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

         Delaware Act............................................................................................10
         Delegation of Control Agreement.........................................................................10
         Departing Partner.......................................................................................10
         Economic Risk of Loss...................................................................................10
         Eligible Citizen........................................................................................10
         Enron...................................................................................................10
         Equivalent Non-Cash Amount..............................................................................10
         Event of Withdrawal.....................................................................................10
         Exchange Provisions.....................................................................................10
         First Amended and Restated Agreement....................................................................10
         First Liquidation Target Amount.........................................................................10
         First Target Distribution...............................................................................10
         General Partner.........................................................................................10
         Group...................................................................................................10
         Holder..................................................................................................10
         I-Unit..................................................................................................10
         Incentive Distribution..................................................................................11
         Indemnified Persons.....................................................................................11
         Indemnitee..............................................................................................11
         Initial Offering........................................................................................11
         Initial Unit Price......................................................................................11
         Interim Capital Transactions............................................................................11
         KMGP....................................................................................................11
         KMI.....................................................................................................11
         KMM.....................................................................................................11
         KMNGL...................................................................................................11
         Limited Partner.........................................................................................11
         Liquidation Date........................................................................................11
         Liquidator..............................................................................................12
         Listed Shares...........................................................................................12
         LLC Agreement...........................................................................................12
         Maintenance Capital Expenditures........................................................................12
         Mandatory Purchase Event................................................................................12
         Maximum Permitted Delegation............................................................................12
         Mandatory Redemption Notice.............................................................................12
         Merger Agreement........................................................................................12
         Minimum Quarterly Distribution..........................................................................12
         National Securities Exchange............................................................................12
         Net Agreed Value........................................................................................12
         Net Income..............................................................................................12
         Net Loss................................................................................................13
         Net Termination Gain....................................................................................13
         Net Termination Loss....................................................................................13
         Non-citizen Assignees...................................................................................13
         Nonrecourse Built-in Gain...............................................................................13
         Nonrecourse Deductions..................................................................................14
         Nonrecourse Liability...................................................................................14
         Notice of Election to Purchase..........................................................................14

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

         Notice of Intent to Convert.............................................................................14
         OLP-A...................................................................................................14
         OLP-A Partnership Agreement.............................................................................14
         Omnibus Agreement.......................................................................................14
         Operating Partnership...................................................................................14
         Operating Partnership Agreement.........................................................................14
         Opinion of Counsel......................................................................................14
         Optional Purchase Price.................................................................................14
         Original Agreement......................................................................................14
         Outstanding.............................................................................................14
         Partners................................................................................................15
         Partner Nonrecourse Debt................................................................................15
         Partner Nonrecourse Debt Minimum Gain...................................................................15
         Partner Nonrecourse Deductions..........................................................................15
         Partnership.............................................................................................15
         Partnership Interest....................................................................................15
         Partnership Minimum Gain................................................................................15
         Partnership Securities..................................................................................15
         Percentage Interest.....................................................................................15
         Person..................................................................................................15
         Pipeline System and Other Assets........................................................................15
         Pro Rata................................................................................................16
         Purchase Date...........................................................................................16
         Purchase Provisions.....................................................................................16
         Recapture Income........................................................................................16
         Record Date.............................................................................................16
         Record Holder...........................................................................................16
         Redeemable Units........................................................................................16
         Registration Statement..................................................................................16
         Required Allocations....................................................................................16
         Residual Gain...........................................................................................16
         Residual Loss...........................................................................................16
         Second Amended and Restated Agreement...................................................................17
         Second Liquidation Target Amount........................................................................17
         Second Target Distribution..............................................................................17
         Securities Act..........................................................................................17
         Share Distribution......................................................................................17
         Special Approval........................................................................................17
         Substituted Limited Partner.............................................................................17
         Surviving Business Entity...............................................................................17
         Termination Capital Transactions........................................................................17
         Third Target Distribution...............................................................................17
         Trading Day.............................................................................................17
         Transfer Agent..........................................................................................17
         Transfer Application....................................................................................17
         Underwriter.............................................................................................17
         Underwriting Agreement..................................................................................17
         Unit....................................................................................................17

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

         Unpaid MQD..............................................................................................18
         Unrealized Gain.........................................................................................18
         Unrealized Loss.........................................................................................18
         Unrecovered Initial Unit Price..........................................................................18

ARTICLE III         PURPOSE......................................................................................18
         3.1        Purpose and Business.........................................................................18
         3.2        Powers.......................................................................................18

ARTICLE IV          CAPITAL CONTRIBUTIONS........................................................................18
         4.1        Issuances of Units and Other Securities......................................................18
         4.2        Limited Preemptive Rights....................................................................20
         4.3        Capital Accounts.............................................................................20
         4.4        Interest.....................................................................................22
         4.5        No Withdrawal................................................................................23
         4.6        Loans from Partners..........................................................................23
         4.7        No Fractional Units..........................................................................23
         4.8        Splits and Combinations......................................................................23
         4.9        Class B Units................................................................................24
         4.10       I-Units......................................................................................25

ARTICLE V           ALLOCATIONS AND DISTRIBUTIONS................................................................25
         5.1        Allocations for Capital Account Purposes.....................................................25
         5.2        Allocations for Tax Purposes.................................................................31
         5.3        Requirement and Characterization of Distributions............................................33
         5.4        Distributions of Cash from Operations........................................................34
         5.5        Distributions of Cash from Interim Capital Transactions......................................34
         5.6        Adjustment of Minimum Quarterly Distribution and Target Distribution
                             Levels..............................................................................35
         5.7        Special Provisions Relating to Units.........................................................35

ARTICLE VI          MANAGEMENT AND OPERATION OF BUSINESS.........................................................37
         6.1        Management...................................................................................37
         6.2        Certificate of Limited Partnership...........................................................38
         6.3        Restrictions on General Partner's Authority..................................................38
         6.4        Reimbursement of the General Partner.........................................................39
         6.5        Outside Activities...........................................................................40
         6.6        Loans to and from the General Partner; Contracts with Affiliates.............................41
         6.7        Indemnification..............................................................................42
         6.8        Liability of Indemnitees.....................................................................44
         6.9        Resolution of Conflicts of Interest..........................................................44
         6.10       Other Matters Concerning the General Partner.................................................46
         6.11       Title to Partnership Assets..................................................................46
         6.12       Purchase or Sale of Units....................................................................46
         6.13       Registration Rights of KMGP and its Affiliates...............................................47
         6.14       Reliance by Third Parties....................................................................49
         6.15       Delegation to KMM............................................................................49

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

ARTICLE VII         RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...................................................50
         7.1        Limitation of Liability......................................................................50
         7.2        Management of Business.......................................................................50
         7.3        Outside Activities...........................................................................50
         7.4        Return of Capital............................................................................50
         7.5        Rights of Limited Partners Relating to the Partnership.......................................50

ARTICLE VIII        BOOKS, RECORDS, ACCOUNTING AND REPORTS.......................................................51
         8.1        Books, Records and Accounting................................................................51
         8.2        Fiscal Year..................................................................................51
         8.3        Reports......................................................................................51

ARTICLE IX          TAX MATTERS..................................................................................52
         9.1        Preparation of Tax Returns...................................................................52
         9.2        Tax Elections................................................................................52
         9.3        Tax Controversies............................................................................52
         9.4        Organizational Expenses......................................................................53
         9.5        Withholding..................................................................................53
         9.6        Entity-Level Taxation........................................................................53
         9.7        Entity-Level Arrearage Collections...........................................................53
         9.8        Opinions of Counsel..........................................................................54

ARTICLE X           CERTIFICATES.................................................................................54
         10.1       Certificates.................................................................................54
         10.2       Registration, Registration of Transfer and Exchange..........................................54
         10.3       Mutilated, Destroyed, Lost or Stolen Certificates............................................55
         10.4       Record Holder................................................................................55

ARTICLE XI          TRANSFER OF INTERESTS........................................................................56
         11.1       Transfer.....................................................................................56
         11.2       Transfer of General Partner's Partnership Interest...........................................56
         11.3       Transfer of Units............................................................................57
         11.4       Restrictions on Transfers....................................................................57
         11.5       Citizenship Certificates; Non-citizen Assignees..............................................57
         11.6       Redemption of Interests......................................................................58

ARTICLE XII         ADMISSION OF PARTNERS........................................................................59
         12.1       Admission of Substituted Limited Partners....................................................59
         12.2       Admission of Successor General Partner.......................................................60
         12.3       Admission of Additional Limited Partners.....................................................60
         12.4       Amendment of Agreement and Certificate of Limited Partnership................................60

ARTICLE XIII        WITHDRAWAL OR REMOVAL OF PARTNERS............................................................61
         13.1       Withdrawal of the General Partner............................................................61
         13.2       Removal of the General Partner...............................................................62
         13.3       Interest of Departing Partner and Successor General Partner..................................63
         13.4       Withdrawal of Limited Partners...............................................................64

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

ARTICLE XIV         DISSOLUTION AND LIQUIDATION..................................................................64
         14.1       Dissolution..................................................................................64
         14.2       Continuation of the Business of the Partnership after Dissolution............................65
         14.3       Liquidation..................................................................................65
         14.4       Distributions in Kind........................................................................66
         14.5       Cancellation of Certificate of Limited Partnership...........................................67
         14.6       Reasonable Time for Winding Up...............................................................67
         14.7       Return of Capital............................................................................67
         14.8       No Capital Account Restoration...............................................................67
         14.9       Waiver of Partition..........................................................................67

ARTICLE XV          AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE....................................67
         15.1       Amendment to be Adopted Solely by General Partner............................................67
         15.2       Amendment Procedures.........................................................................68
         15.3       Amendment Requirements.......................................................................69
         15.4       Meetings.....................................................................................69
         15.5       Notice of Meeting............................................................................70
         15.6       Record Date..................................................................................70
         15.7       Adjournment..................................................................................70
         15.8       Waiver of Notice; Approval of Meeting; Approval of Minutes...................................70
         15.9       Quorum.......................................................................................71
         15.10      Conduct of Meeting...........................................................................71
         15.11      Action Without a Meeting.....................................................................71
         15.12      Voting and Other Rights......................................................................72

ARTICLE XVI         MERGER.......................................................................................72
         16.1       Authority....................................................................................72
         16.2       Procedure for Merger or Consolidation........................................................72
         16.3       Approval by Limited Partners of Merger or Consolidation......................................73
         16.4       Certificate of Merger........................................................................74
         16.5       Effect of Merger.............................................................................74

ARTICLE XVII        RIGHT TO ACQUIRE UNITS.......................................................................74
         17.1       Right to Acquire Common Units and Listed Shares..............................................74

ARTICLE XVIII       GENERAL PROVISIONS...........................................................................76
         18.1       Addresses and Notices........................................................................76
         18.2       References...................................................................................77
         18.3       Pronouns and Plurals.........................................................................77
         18.4       Further Action...............................................................................77
         18.5       Binding Effect...............................................................................77
         18.6       Integration..................................................................................77
         18.7       Creditors....................................................................................77
         18.8       Waiver.......................................................................................77
         18.9       Counterparts.................................................................................77
         18.10      Applicable Law...............................................................................78
         18.11      Invalidity of Provisions.....................................................................78

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Exhibit A - Form of Certificate Evidencing Common Units
Exhibit B - Form of Certificate Evidencing Class B Units
Exhibit C - Form of Certificate Evidencing I-Units

                 THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED
               PARTNERSHIP OF KINDER MORGAN ENERGY PARTNERS, L.P.

         THIS THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF KINDER MORGAN ENERGY PARTNERS, L.P., dated as of ___________, 2001, is entered into by and among Kinder Morgan G.P., Inc., a Delaware corporation, as the General Partner, and Persons who become Partners in the Partnership or parties hereto as provided herein.

         WHEREAS, the General Partner and the other parties thereto entered into that certain Agreement of Limited Partnership of the Partnership dated as of ___________, 1992 (the "Original Agreement"); and

         WHEREAS, the General Partner, acting pursuant to Section 15.1 of the Original Agreement, amended and restated the Original Agreement, as evidenced by that certain Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 6, 1992 (the "First Amended and Restated Agreement"); and

         WHEREAS, the General Partner, acting pursuant to Section 15.1 of the First Amended and Restated Agreement, amended and restated the First Amended and Restated Agreement, as evidenced by that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership, entered into as of January 14, 1998, but effective as of February 14, 1997 (the "Second Amended and Restated Agreement"); and

         WHEREAS, the General Partner, acting pursuant to Section 15.1 of the Second Amended and Restated Agreement, amended the Second Amended and Restated Agreement, as evidenced by that certain Amendment No. 1 to Second Amended and Restated Agreement, dated as of January 20, 2000; and

         WHEREAS, the General Partner, acting pursuant to Article IV and Section
15.1 of the Second Amended and Restated Agreement, amended the Second Amended and Restated Agreement, as evidenced by that certain Amendment No. 2 to Second Amended and Restated Agreement, dated as of December 21, 2000; and

         WHEREAS, pursuant to the authority granted to the General Partner in the Second Amended and Restated Agreement, as amended, the General Partner desires (i) to amend the Second Amended and Restated Agreement to create a class of Units to be designated "I-Units," and to fix the preferences and relative, participating, optional and other special rights, powers and duties appertaining to the I-Units, and (ii) to restate the Second Amended and Restated Agreement as so amended; and

         WHEREAS, Article IV and Section 15.1 of the Second Amended and Restated Agreement permit the General Partner, without the approval of any Limited Partner or Assignee, to amend the Second Amended and Restated Agreement to effect the intent hereof;

         NOW, THEREFORE, the General Partner does hereby amend and restate the Second Amended and Restated Agreement, as amended, to provide, in its entirety, as follows:


                                      -1-
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                                    ARTICLE I
                             ORGANIZATIONAL MATTERS

         1.1 CONTINUATION. The General Partner and the Limited Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. Except as expressly provided to the contrary in this Agreement, the rights and obligations of the Parties and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

         1.2 NAME. The name of the Partnership shall be "Kinder Morgan Energy Partners, L.P." The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the General Partner, including, without limitation, the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to Limited Partners.

         1.3 REGISTERED OFFICE; PRINCIPAL OFFICE. Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at The Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Partnership and the address of the General Partner shall be 500 Dallas Street, Suite 1000, Houston, Texas 77002, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate.

         1.4 POWER OF ATTORNEY. (a) Each Limited Partner and each Assignee hereby constitutes and appoints each of the General Partner and, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator severally (and any successor to either thereof by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

                  (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments

         (including, without limitation, conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII, XIII or XIV or the Capital Contribution of any Partner; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Units or other Partnership Securities issued pursuant to Section 4.1; and (F) all certificates, documents and other instruments (including, without limitation, agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XVI; and

                  (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by
         Section 15.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner or the Liquidator may exercise the power of attorney made in this Section 1.4(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

         Nothing contained in this Section 1.4(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XV or as may be otherwise expressly provided for in this Agreement.

                  (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

         1.5 TERM. The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the termination of the Partnership in accordance with the provisions of Article XIV.


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         1.6 POSSIBLE RESTRICTIONS ON TRANSFER. Notwithstanding anything to the contrary contained in this Agreement, in the event of (a) the enactment (or imminent enactment) of any legislation, (b) the publication of any temporary or final regulation by the Treasury Department, (c) any ruling by the Internal Revenue Service or (d) any judicial decision, that, in any such case, in the Opinion of Counsel, would result in the taxation of the Partnership as an association taxable as a corporation or would otherwise result in the Partnership's being taxed as an entity for federal income tax purposes, then, the General Partner may impose such restrictions on the transfer of Units or Partnership Interests as may be required, in the Opinion of Counsel, to prevent the Partnership for federal income tax purposes from being taxed as an association taxable as a corporation or otherwise as an entity, including, without limitation, making any amendments to this Agreement as the General Partner in its sole discretion may determine to be necessary or appropriate to impose such restrictions, provided, that any such amendment to this Agreement that would result in the delisting or suspension of trading of any class of Units on any National Securities Exchange on which such class of Units is then traded must be approved by at least two-thirds of the Outstanding Units of such class (excluding the vote in respect of Units held by the General Partner and its Affiliates).

                                   ARTICLE II
                                   DEFINITIONS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.3 and who is shown as such on the books and records of the Partnership.

         "ADJUSTED CAPITAL ACCOUNT" means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 5.1(d)(i) or 5.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The "Adjusted Capital Account" of a Partner in respect of a Common Unit, a Class B Unit, an I-Unit or any other interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such Common Unit, Class B Unit, I-Unit or other interest in the Partnership was the only interest in the Partnership held by a Partner.

         "ADJUSTED PROPERTY" means any property the Carrying Value of which has been adjusted pursuant to Section 4.3(d)(i) or 4.3(d)(ii).

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For purposes of this Agreement, KMM is an Affiliate of KMGP.

         "AGREED ALLOCATION" means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 5.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term "Agreed Allocation" is used).

         "AGREED VALUE" of any Contributed Property means the fair market value of such property at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt; and the General Partner shall, in its sole discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

         "AGREEMENT" means this Third Amended and Restated Agreement of Limited Partnership of Kinder Morgan Energy Partners, L.P., as it may be amended, supplemented or restated from time to time.

         "API" means a Partnership Interest that was issued pursuant to the First Amended and Restated Agreement and in accordance with the Omnibus Agreement, which Partnership Interest conferred upon the holder thereof only the rights and obligations specifically provided in the First Amended and Restated Agreement and the Omnibus Agreement with respect to APIs (and no other rights otherwise available to holders of a Partnership Interest).

         "ASSIGNEE" means a Non-citizen Assignee or a Person to whom one or more Units have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not become a Substituted Limited Partner.

         "AVAILABLE CASH" means, with respect to any calendar quarter:

                  (a) the sum of:

                           (i) all cash receipts of the Partnership during such quarter from all sources (including, without limitation, distributions of cash received from the Operating Partnerships and cash proceeds from Interim Capital Transactions, but excluding cash proceeds from Termination Capital Transactions); and

                           (ii) any reduction in reserves with respect to such quarter from the level at the end of the prior quarter;

                  (b) less the sum of:

                           (i) all cash disbursements of the Partnership during such quarter, including, without limitation, disbursements for operating expenses, taxes, if any, debt service (including, without limitation, the payment of principal, premium and interest), capital expenditures and contributions, if any, to the Operating Partnerships (but excluding all cash distributions to Partners); and

                           (ii) any reserves established with respect to such quarter, and any increase in reserves established with respect to prior quarters, in such amounts as the General Partner determines in its reasonable discretion to be necessary or appropriate (x) to provide for the proper conduct of the business of the Partnership or the Operating Partnerships (including, without limitation, reserves for future capital expenditures) or (y) to provide funds for distributions with respect to Units in respect of any one or more of the next four calendar quarters or (z) because the distribution of such amounts would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Partnership or any of the Operating Partnerships is a party or by which any of them is bound or by which any of their assets are subject.

         Notwithstanding the foregoing, "Available Cash" with respect to any calendar quarter (A) shall not include any cash receipts or reductions in reserves or take into account any disbursements made or reserves established after the Liquidation Date and (B) shall include any distributions of cash (to the extent such distributions are attributable to transactions and operations during such quarter) received by the Partnership from the Operating Partnership after the end of such quarter but on or before the date on which the Partnership makes its distribution of Available Cash in respect of such quarter pursuant to
Section 5.3. For purposes of determining "Available Cash," the Equivalent Non-Cash Amount for all I-Units with respect to any calendar quarter will be disregarded for purposes of determining "Available Cash" in future quarters. Taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash disbursements of the Partnership that reduce Available Cash, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the General Partner, such taxes (if pertaining to all Partners) may be considered to be cash disbursements of the Partnership which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

         "AVERAGE MARKET PRICE" has the meaning assigned to such term in Section 5.7(c).

         "BOOK-TAX DISPARITY" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 4.3 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "BUSINESS DAY" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the states of New York or Texas shall not be regarded as a Business Day.

         "CALCULATED UNIT AMOUNT" has the meaning assigned to such term in
Section 5.7(c).

         "CAPITAL ACCOUNT" means the capital account maintained for a Partner or Assignee pursuant to Section 4.3.

         "CAPITAL ADDITIONS AND IMPROVEMENTS" means additions or improvements (whether in the form of the acquisition or construction of additions or improvements) to the Pipeline System and Other Assets or the acquisition of an existing, or the construction of a new, pipeline system (including, without limitation, related tankage and terminaling facilities) or fractionation facilities that increase the throughput, deliverable capacity, terminaling capacity, fractionation capacity (assuming normal operating conditions, including, without limitation, down-time and maintenance) of the assets of the Operating Partnership from the throughput, deliverable capacity, terminaling capacity, fractionation capacity (assuming normal operating conditions, including, without limitation, down-time and maintenance) immediately prior to the making or acquisition of such additions or improvements, irrespective of whether such additions or improvements serve the same or different geographic markets than are served by the Pipeline System and Other Assets immediately prior to the making or acquisition of such additions or improvements.

         "CAPITAL CONTRIBUTION" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership pursuant to the Omnibus Agreement, the Conveyance Agreement or Sections 4.1 or 13.3(c).

         "CARRYING VALUE" means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.3(d)(i) and 4.3(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "CASH FROM INTERIM CAPITAL TRANSACTIONS" means, at any date, such amounts of Available Cash as are deemed to be Cash from Interim Capital Transactions pursuant to Section 5.3.

         "CASH FROM OPERATIONS" means, at the close of any calendar quarter but prior to the Liquidation Date, on a cumulative basis, all cash receipts of the Partnership and the Operating Partnership (including, without limitation, the cash balance of the Partnership as of the close of business on the Closing Date (and including in such cash balance proceeds from the Initial Offering that are next-day funds), cash proceeds from the sale of APIs and from the exercise of the Underwriters' over-allotment option granted pursuant to the Underwriting Agreement (but excluding any cash proceeds from any Interim Capital Transactions (except to the extent specified in Section 5.3) and Termination Capital Transactions) during the period since the Closing Date through such date, less the sum of (a) all cash operating expenditures of the Partnership and the Operating Partnership during such period, including, without limitation, taxes, if any, (b) all cash debt service payments of the Partnership and the Operating Partnership during such period (other than payments or prepayments of principal and premium required by reason of loan agreements (including, without limitation, covenants and default provisions therein) or by lenders, in each case in connection with sales or other dispositions of assets or made in connection with refinancings or refundings of indebtedness, provided, that any payment or prepayment of principal, whether or not then due, shall be deemed, at the election and in the discretion of the General Partner to be refunded or refinanced by any indebtedness incurred or to be incurred by the Partnership or the Operating Partnership simultaneously with or within 180 days prior to or after such payment or prepayment to the extent of the principal amount of such indebtedness so incurred), (c) all cash capital expenditures of the Partnership and the Operating Partnership during such period, including, without limitation, Maintenance Capital Expenditures, but excluding (i) cash capital expenditures made in respect of Capital Additions and Improvements and (ii) cash expenditures made in payment of transaction expenses relating to Interim Capital Transactions, (d) an amount equal to revenues collected as a result of transportation rate increases that are subject to possible refund, (e) any reserves outstanding as of such date that the General Partner deemed in its reasonable discretion to be necessary or appropriate to provide for the future cash payment of items of the type referred to in clauses (a) through (d) of this sentence and (f) any reserves that the General Partner deems in its reasonable discretion to be necessary or appropriate to provide funds for distributions with respect to Units in respect of any one or more of the next four calendar quarters, all as determined on a consolidated basis and after taking into account the General Partner's interest therein attributable to its general partner interest in the Operating Partnership. Where cash capital expenditures are made in part in respect of Capital Additions and Improvements and in part for other purposes, the General Partner's good faith allocation thereof between the portion made for Capital Additions and Improvements and the portion made for other purposes shall be conclusive.

         "CAUSE" means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership.

         "CENTRAL BASIN CONVEYANCES" means the instruments of conveyance or assignment pursuant to which Central Basin Funding, Inc., a Delaware corporation, and certain other entities, conveyed certain properties and assets relating to a carbon dioxide pipeline located in West Texas to the Operating Partnership on the Closing Date.

         "CERTIFICATE" means (a) a certificate, substantially in the form of Exhibit A to this Agreement or in such other forms as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more Common Units, (b) a certificate, substantially in the form of Exhibit B to this Agreement or in such other forms as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more Class B Units, (c) a certificate, substantially in the form of Exhibit C to this Agreement or in such other forms as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more I-Units, or (d) a certificate, in such form as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more other Units.

         "CERTIFICATE OF LIMITED PARTNERSHIP" means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 6.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

         "CITIZENSHIP CERTIFICATION" means a properly completed certificate in such form as may be specified by the General Partner by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

         "CLASS B UNIT" means a Unit representing an interest in the Partnership as a Limited Partner or Assignee, having the rights and obligations specified with respect to Class B Units in this Agreement.

         "CLOSING DATE" means the first date on which Common Units are sold by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.

         "CLOSING PRICE" has the meaning assigned to such term in Section
17.1(a).

         "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provisions of future law.

         "COMBINED INTEREST" has the meaning assigned to such term in Section 13.3(a).

         "COMMON UNIT" means a Unit representing an interest in the Partnership as a Limited Partner or Assignee, having the rights and obligations specified with respect to Common Units in this Agreement.

         "CONFLICTS AND AUDIT COMMITTEE" means a committee of the Board of Directors of the General Partner composed entirely of one or more directors who are neither officers nor employees of the General Partner or any of its Affiliates.

         "CONTRIBUTED PROPERTY" means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.3(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

         "CONVEYANCE AGREEMENT" means the Conveyance, Contribution and Assumption agreement, dated as of the Closing Date, among Enron, KMGP, Enron Pipeline Products, Inc., a Delaware corporation, Enron Gas Processing Company, a Delaware corporation, KMNGL, Enron Oil Trading & Transportation Company, a Delaware corporation, Enron Gas Liquids, Inc., a Delaware corporation, Enron Cogeneration Three Company, a Delaware corporation, the Partnership and OLP-A, together with the additional conveyance documents and instruments contemplated thereunder.

         "CURATIVE ALLOCATION" means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 5.1(d)(x).

         "CURRENT MARKET PRICE" has the meaning assigned to such term in Section 17.1(a), except that if any Units involved are not listed or admitted to trading on any National Securities Exchange, such price shall be determined by an independent investment banking firm or other independent expert selected by the General Partner.

         "DELAWARE ACT" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

         "DELEGATION OF CONTROL AGREEMENT" means the Delegation of Control Agreement dated as of ______, 2001 among KMGP, KMM, the Partnership and the Operating Partnerships, as amended, supplemented or restated from time to time.

         "DEPARTING PARTNER" means a former general partner, from and after the effective date of any withdrawal or removal of such former general partner pursuant to Section 13.1 or 13.2.

         "ECONOMIC RISK OF LOSS" has the meaning set forth in Treasury Regulation Section 1.752-2(a).

         "ELIGIBLE CITIZEN" means a Person qualified to own interests in real property in jurisdictions in which the Partnership or the Operating Partnership does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject the Partnership or the Operating Partnership to a substantial risk of cancellation or forfeiture of any of its properties or any interest therein.

         "ENRON" means Enron Corp., a Delaware corporation.

         "EQUIVALENT NON-CASH AMOUNT" has the meaning assigned to such term in
Section 5.7(c).

         "EVENT OF WITHDRAWAL" has the meaning assigned to such term in Section 13.1(a).

         "EXCHANGE PROVISIONS" means the exchange provisions that are attached to the LLC Agreement as Annex A.

         "FIRST AMENDED AND RESTATED AGREEMENT" has the meaning assigned to such term in the introduction to this Agreement.

         "FIRST LIQUIDATION TARGET AMOUNT" has the meaning assigned to such term in Section 5.1(c)(i)(D).

         "FIRST TARGET DISTRIBUTION" means $0.3025 per Unit, subject to adjustment in accordance with Sections 5.6 and 9.6.

         "GENERAL PARTNER" means KMGP and its successors as general partner of the Partnership, unless the context otherwise requires.

         "GROUP" means a "group" of Persons as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "HOLDER" has the meaning assigned to such term in Section 6.13(a).

         "I-UNIT" means a Unit representing an interest in the Partnership as a Limited Partner or Assignee, having the rights and obligations specified with respect to I-Units in this Agreement.

         INCENTIVE DISTRIBUTION" means any amount of cash distributed to the General Partner, in its capacity as general partner of the Partnership, pursuant to Sections 5.4(c), 5.4(d) or 5.4(e) that exceeds that amount equal to 1% of the aggregate amount of cash then being distributed pursuant to such provisions.

         "INDEMNIFIED PERSONS" has the meaning assigned to such term in Section 6.13(c).

         "INDEMNITEE" means the General Partner, any Departing Partner, any Person who is or was an Affiliate of the General Partner or any Departing Partner, any Person who is or was an officer, director, employee, partner, agent or trustee of the General Partner or any Departing Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any Departing Partner or any such Affiliate as a director, officer, employee, partner, agent or trustee of another Person.

         "INITIAL OFFERING" means the initial offering of Common Units to the public, as described in the Registration Statement.

         "INITIAL UNIT PRICE" means $11.50 per Unit.

         "INTERIM CAPITAL TRANSACTIONS" means (a) borrowings, refinancings or refundings of indebtedness and sales of debt securities (other than for working capital purposes and other than for items purchased on open account in the ordinary course of business) by the Partnership or the Operating Partnership,
(b) sales of equity interests by the Partnership or the Operating Partnership and (c) sales or other voluntary or involuntary dispositions of any assets of the Partnership or the Operating Partnership (other than (x) sales or other dispositions of inventory in the ordinary course of business, (y) sales or other dispositions of other current assets including, without limitation, receivables and accounts and (z) sales or other dispositions of assets as a part of normal retirements or replacements), in each case prior to the commencement of the dissolution and liquidation of the Partnership.

         "KMGP" means Kinder Morgan G.P., Inc., a Delaware corporation.

         "KMI" means Kinder Morgan, Inc., a Kansas corporation.

         "KMM" means Kinder Morgan Management, LLC, a Delaware limited liability company.

         "KMNGL" means Kinder Morgan Natural Gas Liquids Corp., a Delaware corporation.

         "LIMITED PARTNER" means, unless the context otherwise requires, each initial limited partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 13.3.

         "LIQUIDATION DATE" means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in Sections 14.2(a) and
(b), the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

         "LIQUIDATOR" means the General Partner or other Person approved pursuant to Section 14.3 who performs the functions described therein.

         "LISTED SHARES" means the limited liability company interests in KMM designated in the LLC Agreement as "Listed Shares."

         "LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of KMM dated as of ____________, 2001, including exhibits and annexes thereto, as it may be amended, supplemented or restated from time to time.

         "MAINTENANCE CAPITAL EXPENDITURES" means cash capital expenditures made to maintain, up to the level thereof that existed on the Closing Date, the throughput, deliverable capacity, terminaling capacity, or fractionation capacity (assuming normal operating conditions, including, without limitation, down-time and maintenance) of the assets of the Partnership and the Operating Partnership, taken as a whole, as such assets existed on the Closing Date and shall, therefore, not include cash capital expenditures made in respect of Capital Additions and Improvements. Where cash capital expenditures are made in part to effectuate the capacity maintenance level referred to in the immediately preceding sentence and in part for other purposes, the General Partner's good faith allocation thereof between the portion used to maintain such capacity level and the portion used for other purposes shall be conclusive.

         "MANDATORY PURCHASE EVENT" has the meaning assigned to such term in the Purchase Provisions.

         "MAXIMUM PERMITTED DELEGATION" has the meaning assigned to such term in the Delegation of Control Agreement.

         "MANDATORY REDEMPTION NOTICE" has the meaning assigned to such term in
Section 4.9(b).

         "MERGER AGREEMENT" has the meaning assigned to such term in Section
16.1.

         "MINIMUM QUARTERLY DISTRIBUTION" means $0.275 per Unit per calendar quarter, subject to adjustment in accordance with Sections 5.6 and 9.6.

         "NATIONAL SECURITIES EXCHANGE" means an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute.

         "NET AGREED VALUE" means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 4.3(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of the distribution, in either case, as determined under Section 752 of the Code.

         "NET INCOME" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain (other than those items attributable to dispositions constituting

Termination Capital Transactions) for such taxable period over the Partnership's items of loss and deduction (other than those items attributable to dispositions constituting Termination Capital Transactions) for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 4.3(b) and shall not include any items specially allocated under Section 5.1(d). Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to a Required Allocation or a Curative Allocation, Net Income or Net Loss, whichever the case may be, shall be recomputed without regard to such item.

         "NET LOSS" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction (other than those items attributable to dispositions constituting Termination Capital Transactions) for such taxable period over the Partnership's items of income and gain (other than those items attributable to dispositions constituting Termination Capital Transactions) for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.3(b) and shall not include any items specially allocated under Section 5.1(d). Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to a Required Allocation or a Curative Allocation, Net Income, or Net Loss, whichever the case may be, shall be recomputed without regard to such item.

         "NET TERMINATION GAIN" means, for any taxable period, the sum, if positive, of all the items of income, gain, loss or deduction recognized by the Partnership (including, without limitation, such amounts recognized through the Operating Partnership) from Termination Capital Transactions occurring in such taxable period. The items included in the determination of Net Termination Gain shall be determined in accordance with Section 4.3(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d). Once an item of income, gain or loss that has been included in the initial computation of Net Termination Gain is subjected to a Required Allocation or a Curative Allocation, Net Termination Gain or Net Termination Loss, whichever the case may be, shall be recomputed without regard to such item.

         "NET TERMINATION LOSS" means, for any taxable period, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership (including, without limitation, such amounts recognized through the Operating Partnership) from Termination Capital Transactions occurring in such taxable period. The items included in the determination of Net Termination Loss shall be determined in accordance with Section 4.3(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d). Once an item of gain or loss that has been included in the initial computation of Net Termination Loss is subjected to a Required Allocation or a Curative Allocation, Net Termination Gain or Net Termination Loss, whichever the case may be, shall be recomputed without regard to such item.

         "NON-CITIZEN ASSIGNEES" means a Person who the General Partner has determined in its sole discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 11.5.

         "NONRECOURSE BUILT-IN GAIN" means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 5.2(b)(i)(A), 5.2(b)(ii)(A) or 5.2(b)(iv) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "NONRECOURSE DEDUCTIONS" means any and all items of loss, deduction or expenditures (described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

         "NONRECOURSE LIABILITY" has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

         "NOTICE OF ELECTION TO PURCHASE" has the meaning assigned to such term in Section 17.1(b).

         "NOTICE OF INTENT TO CONVERT" has the meaning assigned to such term in
Section 4.9(b).

         "OLP-A" means Kinder Morgan Operating L.P. "A", a Delaware limited partnership continued pursuant to the OLP-A Partnership Agreement.

         "OLP-A PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of OLP-A dated as of August 6, 1992, as it may be amended, supplemented or restated from time to time.

         "OMNIBUS AGREEMENT" means the Omnibus Agreement, dated as of the Closing Date, among Enron, the Partnership, OLP-A and KMGP.

         "OPERATING PARTNERSHIP" means OLP-A provided, however, that unless the context otherwise requires, any references herein to the term "Operating Partnership" or "Operating Partnerships" shall also be deemed to include, to the extent of the Partnership's ownership interest therein, any partnerships, joint ventures or other entities formed or acquired by the Partnership in connection with the conduct by the Partnership of activities permitted by the terms of
Section 3.1.

         "OPERATING PARTNERSHIP AGREEMENT" means the OLP-A Partnership Agreement; provided, however, that unless the context otherwise requires, any references to the term "Operating Partnership Agreement" or "Operating Partnership Agreements" shall also be deemed to include the partnership or other governing charter agreement for any partnership, joint venture or other entity formed or acquired by the Partnership in connection with the conduct by the Partnership of activities permitted by the terms of Section 3.1.

         "OPINION OF COUNSEL" means a written opinion of counsel (who may be regular counsel to KMI, any Affiliate of KMI, the Partnership or the General Partner) acceptable to the General Partner.

         "OPTIONAL PURCHASE PRICE" has the meaning assigned to such term in
Section 17.1.

         "ORIGINAL AGREEMENT" has the meaning assigned to such term in the introduction to this Agreement.

         "OUTSTANDING" means, with respect to the Units or other Partnership Securities, all Units or other Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership's books and records as of the date of determination; provided that, if at any time any Person or Group (other than the General Partner and its Affiliates) owns beneficially 20% or more of the aggregate number of Listed Shares and Common Units on a combined basis, such

Common Units so owned and the number of I-Units corresponding to the Listed Shares so owned shall not be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners, calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement, except that such Common Units and I-Units shall be considered to be Outstanding for purposes of Section 13.1(b)(iv).

         "PARTNERS" means the General Partner; the Limited Partners; and solely for purposes of Articles IV, V and VI and Sections 14.3 and 14.4, the Assignees.

         "PARTNER NONRECOURSE DEBT" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

         "PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the meaning set forth in Treasury Regulation Section 1.704-2(f)(2).

         "PARTNER NONRECOURSE DEDUCTIONS" means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

         "PARTNERSHIP" means the limited partnership heretofore formed and continued pursuant to this Agreement.

         "PARTNERSHIP INTEREST" means an interest in the Partnership, which shall include general partner interests, Units or other Partnership Securities, or a combination thereof or interest therein, as the case may be.

         "PARTNERSHIP MINIMUM GAIN" means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

         "PARTNERSHIP SECURITIES" has the meaning assigned to such term in
Section 4.1(b).

         "PERCENTAGE INTEREST" means as of the date of such determination (a) as to the General Partner, 1%, (b) as to any Limited Partner or Assignee holding Units, the product of (i) 99% multiplied by (ii) the quotient of the number of Units held by such Limited Partner or Assignee divided by the total number of all Units then Outstanding, provided, however, that following any issuance of additional Partnership Securities by the Partnership in accordance with Sections 4.1, 5.4 or 5.5, proper adjustment shall be made to the Percentage Interest represented by each Unit to reflect such issuance, and (c) as to the holders of additional Partnership Securities issued by the Partnership in accordance with Sections 4.1, 5.4 or 5.5, the percentage established as a part of such issuance.

         "PERSON" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

         "PIPELINE SYSTEM AND OTHER ASSETS" means the natural gas liquid pipeline assets and related terminating facilities, the CO2 pipeline assets, the stock of KMNGL and other facilities and assets, all as more fully described in the Conveyance Agreement and the Central Basin

Conveyances, that on the Closing Date are conveyed and contributed or sold to OLP-A or owned by KMNGL.

         "PRO RATA" means (a) when modifying Units or any class thereof, apportioned equally among all designated Units in accordance with their relative Percentage Interests and (b) when modifying Partners and Assignees, apportioned among all designated Partners and Assignees in accordance with their relative Percentage Interests.

         "PURCHASE DATE" means the date determined by the General Partner as the date for purchase of all Outstanding Units (other than Units owned by the General Partner and its Affiliates) pursuant to Article XVII.

         "PURCHASE PROVISIONS" means the purchase provisions that are attached to the LLC Agreement as Annex B.

         "RECAPTURE INCOME" means any gain recognized by the Partnership (computed without regard to any adjustment required by Sections 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "RECORD DATE" means the date established by the General Partner for determining (a) the identity of the Record Holder entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution.

         "RECORD HOLDER" means the Person in whose name a Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day.

         "REDEEMABLE UNITS means any Units for which a redemption notice has been given, and has not been withdrawn, under Section 11.6.

         "REGISTRATION STATEMENT" means the Registration Statement on Form S-1 (Registration No. 33-48142), as it may have been amended or supplemented from time to time, filed by the Partnership with the Securities and Exchange Commission under the Securities Act to register the offering and sale of the Common Units in the Initial Offering.

         "REQUIRED ALLOCATIONS" means any allocation (or limitation imposed on any allocation) of an item of income, gain, deduction or loss pursuant to (a) the proviso-clause of Section 5.1(b)(ii) or (b) Sections 5.1(d)(i), 5.1(d)(ii), 5.1(d)(iv), 5.1(d)(v), 5.1(d)(vi), 5.1(d)(vii) and 5.1(d)(ix), such allocations
(or limitations thereon) being directly or indirectly required by the Treasury Regulations promulgated under Section 704(b) of the Code.

         "RESIDUAL GAIN" or "RESIDUAL LOSS" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Sections 5.2(b)(i)(A) or 5.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

         "SECOND AMENDED AND RESTATED AGREEMENT" has the meaning assigned to such term in the introduction to this Agreement.

         "SECOND LIQUIDATION TARGET AMOUNT" has the meaning assigned to such term in Section 5.1(c)(i)(E).

         "SECOND TARGET DISTRIBUTION" means $0.3575 per Unit, subject to adjustment in accordance with Sections 5.6 and 9.6.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor to such statute.

         "SHARE DISTRIBUTION" has the meaning assigned to such term in the LLC Agreement.

         "SPECIAL APPROVAL" means approval by a majority of the members of the Conflicts and Audit Committee.

         "SUBSTITUTED LIMITED PARTNER" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 12.1 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

         "SURVIVING BUSINESS ENTITY" has the meaning assigned to such term in
Section 16.2(b).

         "TERMINATION CAPITAL TRANSACTIONS" means any sale, transfer or other disposition of property of the Partnership or the Operating Partnership occurring upon or incident to the liquidation and winding up of the Partnership and the Operating Partnership pursuant to Article XIV.

         "THIRD TARGET DISTRIBUTION" means $0.4675 per Unit, subject to adjustment in accordance with Sections 5.6 and 9.6.

         "TRADING DAY" has the meaning assigned to such term in Section 17.1(a).

         "TRANSFER AGENT" means such bank, trust company or other Person (including, without limitation, the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Units.

         "TRANSFER APPLICATION" means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

         "UNDERWRITER" means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchases Units pursuant thereto.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated July 30, 1992, among the Underwriters, the Partnership, the General Partner, OLP-A and Enron providing for the purchase of Common Units by such Underwriters.

         "UNIT" means a Partnership Interest of a Limited Partner or Assignee in the Partnership and shall include, without limitation, Common Units, Class B Units and I-Units.

         "UNPAID MQD" has the meaning assigned to such term in Section 5.1(c)(i)(C).

         "UNREALIZED GAIN" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 4.3(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.3(d) as of such date).

         "UNREALIZED LOSS" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.3(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 4.3(d)).

         "UNRECOVERED INITIAL UNIT PRICE" means, at any time, with respect to a Unit, the Initial Unit Price, less the sum of all distributions theretofore made in respect of a Common Unit issued in the Initial Offering constituting, and which for purposes of determining the priority of such distribution is treated as constituting, Cash from Interim Capital Transactions and of any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of a Common Unit issued in the Initial Offering.

                                   ARTICLE III
                                     PURPOSE

         3.1 PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership shall be (a) to serve as a limited partner in OLP-A and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership as a limited partner in the OLP-A pursuant to the OLP-A Partnership Agreement or otherwise, (b) to engage directly in, or to enter into any partnership, joint venture or similar arrangement to engage in, any business activity or project that may lawfully be conducted or engaged in by a limited partnership organized pursuant to the Delaware Act and (c) to do anything necessary or appropriate to the foregoing, including, without limitation, the making of capital contributions or loans to the Operating Partnership or in connection with its involvement in the activities referred to in clause (b) of this sentence. Subject to the other provisions of this Agreement, the Partnership may engage in any business activity. The General Partner has no obligation or duty to the Partnership, the Limited Partners or the Assignees to propose or approve, and in its sole discretion may decline to propose or approve, the conduct by the Partnership of any business.

         3.2 POWERS. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 3.1 and for the protection and benefit of the Partnership.

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

         4.1 ISSUANCES OF UNITS AND OTHER SECURITIES. (a) The initial Capital Contributions of the General Partner and the initial Limited Partners were made in accordance with Section 4.3 of the First Amended and Restated Agreement.

         (b) The General Partner is hereby authorized to cause the Partnership to issue, in addition to the Partnership Interests and Units issued heretofore by the Partnership, such additional Units, or classes or series thereof, or options, rights, warrants or appreciation rights relating thereto, or any other type of equity security that the Partnership may lawfully issue, or any unsecured or secured debt obligations of the Partnership convertible into any class or series of equity securities of the Partnership (collectively, "Partnership Securities"), for any Partnership purpose, at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners. The General Partner shall have sole discretion, subject to the guidelines set forth in this
Section 4.1 and the requirements of the Delaware Act, in determining the consideration and terms and conditions with respect to any future issuance of Partnership Securities.

         (c) Additional Partnership Securities to be issued by the Partnership pursuant to this Section 4.1 shall be issuable from time to time in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including, without limitation, rights, powers and duties senior to existing classes and series of Partnership Securities, all as shall be fixed by the General Partner in the exercise of its sole discretion, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Securities; (ii) the right of each such class or series of Partnership Securities to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Securities upon dissolution and liquidation of the Partnership; (iv) whether such class or series of additional Partnership Securities is redeemable by the Partnership and, if so, the price at which, and the terms and conditions upon which, such class or series of additional Partnership Securities may be redeemed by the Partnership; (v) whether such class or series of additional Partnership Securities is issued with the privilege of conversion and, if so, the rate at which, and the terms and conditions upon which, such class or series of Partnership Securities may be converted into any other class or series of Partnership Securities or other property; (vi) the terms and conditions upon which each such class or series of Partnership Securities will be issued, evidenced by certificates and assigned or transferred; and (vii) the right, if any, of each such class or series of Partnership Securities to vote on Partnership matters, including, without limitation, matters relating to the relative rights, preferences and privileges of each such class or series.

         (d) Upon the issuance of any Partnership Interests by the Partnership (other than I-Units or fractions of I-Units pursuant to Section 5.4, 5.5, or 5.7(e)) or the making of any other Capital Contributions to the Partnership, the General Partner shall be required to make additional Capital Contributions to the Partnership such that the General Partner shall at all times have a balance in its Capital Account with respect to its general partner interest equal to 1% of the total positive Capital Account balances of all Partners.

         (e) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Units or other Partnership Securities pursuant to Section 4.1(b) and to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued.

         (f) The General Partner is authorized to cause the issuance of Partnership Securities (other than I-Units) pursuant to any employee benefit plan for the benefit of employees responsible for the operations of the Partnership or the Operating Partnerships maintained or sponsored by the General Partner, the Partnership, the Operating Partnerships or any Affiliate of any of them.

         (g) The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities, including, without limitation, compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

         4.2 LIMITED PREEMPTIVE RIGHTS. Except as provided in this Section 4.2, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions; (b) issuance or sale of any class or series of Units or other Partnership Securities, whether unissued, held in the treasury or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Units or other Partnership Securities; (d) issuance of any right of subscription to or right to receive, or any warrant or option for the purchase of, any such Units or other Partnership Securities; or (e) issuance or sale of any other securities that may be issued or sold by the Partnership. The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Units or other Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Units or other Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Units or other Partnership Securities.

         4.3 CAPITAL ACCOUNTS. (a) The Partnership shall maintain for each Partner (or a beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 4.3(b) and allocated with respect to such Partnership Interest pursuant to
Section 5.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 4.3(b) and allocated with respect to such Partnership Interest pursuant to Section 5.1.

         (b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

                  (i) Solely for purposes of this Section 4.3, the Partnership shall be treated as owning directly its proportionate share (as determined by the General Partner based upon the provisions of the Operating Partnership Agreement) of all property owned by the Operating Partnership.

                  (ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 5.1.

                  (iii) Except as otherwise provided in Treasury Regulation
         Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                  (iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                  (v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 4.3(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

                  (vi) If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 5.1. Any restoration of such basis pursuant to
         Section 48(q)(2) of the Code shall,
         to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

                  (c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

                  (d) (i) Consistent with the provisions of Treasury Regulation
         Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Units for cash or Contributed Property or the conversion of the General Partner's Partnership Interest to Common Units pursuant to Section 13.3(b), the Capital Account of all Partners (other than those holding I-Units) and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 5.1. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Units shall be determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole discretion to be reasonable) to arrive at a fair market value for individual properties.

                      (ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest or a distribution of an additional I-Unit (or fraction thereof) pursuant to Section 5.4, 5.5 or 5.7(e)), the Capital Accounts of all Partners and the Carrying Value of such Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 5.1. Any Unrealized Gain or Unrealized Loss attributable to such property shall be allocated in the same manner as Net Termination Gain or Net Termination Loss pursuant to
         Section 5.1(c); provided, however, that, in making any such allocation, Net Termination Gain or Net Termination Loss actually realized shall be allocated first. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

                      (iii) Upon the issuance of I-Units (or fractions thereof) pursuant to Section 5.4, 5.5 or 5.7(e), the Capital Accounts of all I-Units Outstanding prior to such issuance shall be divided equally among all I-Units Outstanding after such issuance (and any fractional I-Unit shall be allocated a fractional part of such Capital Accounts).

         4.4 INTEREST. No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

         4.5 NO WITHDRAWAL. No Partner shall be entitled to withdraw any part of its Capital Contributions or its Capital Account or to receive any distribution from the Partnership, except as provided in Articles V, XIII and XIV.

         4.6 LOANS FROM PARTNERS. Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

         4.7 NO FRACTIONAL UNITS. Except with respect to I-Units, no fractional Units shall be issued by the Partnership.

         4.8 SPLITS AND COMBINATIONS. (a) Subject to Section 4.8(d), the General Partner may make a Pro Rata distribution of Units or other Partnership Securities to all Record Holders or may effect a subdivision or combination of Units or other Partnership Securities; provided, however, that after any such distribution, subdivision or combination, each Partner shall have the same Percentage Interest in the Partnership as before such distribution, subdivision or combination and the Capital Accounts of all such classes of distributed, subdivided or combined Units or other Partnership Securities Outstanding prior to such distribution, subdivision or combination shall be divided equally among all such Units or other Partnership Securities Outstanding after such distribution, subdivision or combination.

                  (b) Whenever such a distribution, subdivision or combination of Units or other Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice of the distribution, subdivision or combination at least 20 days prior to such Record Date to each Record Holder as of the date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Units to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

                  (c) Promptly following any such distribution, subdivision or combination, the General Partner may cause Certificates to be issued to the Record Holders of Units as of the applicable Record Date representing the new number of Units held by such Record Holders, or the General Partner may adopt such other procedures as it may deem appropriate to reflect such distribution, subdivision or combination; provided, however, if any such distribution, subdivision or combination results in a smaller total number of Units Outstanding, the General Partner shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

                  (d) Except with respect to I-Units, the Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section 4.7 and this
Section 4.8(d), each fractional Unit (other a fractional I-Unit) shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

         4.9 CLASS B UNITS. (a) Pursuant to Article IV and Section 15.1 of the Second Amended and Restated Agreement, as amended, the General Partner designated and created a special class of Units designated "Class B Units" and fixed the designations, preferences and relative, participating, optional or other special rights, powers and duties of the holders of the Class B Units as follows:

                  (b) Each Class B Unit shall be convertible from time to time, in whole or in part, into one Common Unit from and after such date as the Partnership has been advised by the New York Stock Exchange that the Common Units issuable upon any such conversion are eligible for listing on the New York Stock Exchange. The General Partner shall promptly notify the holders of Class B Units upon receipt of such advice. Upon written notice to the General Partner from the holders of at least a majority of the Outstanding Class B Units (a "Notice of Intent to Convert") given not earlier than one year after the issuance of the Class B Units, the General Partner shall use its reasonable best efforts to cause the Partnership to meet any unfulfilled requirements of the New York Stock Exchange for such listing, including obtaining such approval of the holders of Common Units as may be required by the New York Stock Exchange for the issuance of additional Common Units to be listed thereon. If, 120 days after the date of the Notice of Intent to Convert, the Common Units issuable upon such conversion have not been approved for listing on the New York Stock Exchange, then the Partnership shall give written notice thereof to the holders of the Outstanding Class B Units, whereupon each holder of Outstanding Class B Units may, at such holder's election at any time thereafter, notify the General Partner in writing (a "Mandatory Redemption Notice") of such holder's election to cause the Partnership to redeem such holder's Outstanding Class B Units for cash. All such Outstanding Class B Units shall be redeemed as of the 60th day following the date of receipt of such Mandatory Redemption Notice unless, prior to such 60th day, the General Partner gives written notice to the holders of all Outstanding Class B Units that it has been advised by the New York Stock Exchange that the Common Units issuable upon a conversion of Class B Units have been approved for listing on the New York Stock Exchange, in which case the Mandatory Redemption Notice shall be deemed to have been withdrawn.

                  (c) Before any holder of Class B Units shall be entitled to receive any redemption payment or to convert such holder's Class B Units into Common Units, as the case may be, it shall surrender the Class B Unit Certificates therefor, duly endorsed, at the office of the General Partner or of any transfer agent for the Class B Units. In the case of any such conversion, the Partnership shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Units one or more Certificates, registered in the name of such holder, for the number of Common Units to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made as of the date of such surrender of the Class B Units to be converted, and the person entitled to receive the Common Units issuable upon such conversion shall be treated for all purposes as the record holder of such Common Units on said date.

                  (d) Upon the request of KMI or any of its Affiliates to register all or any part of the Class B Units pursuant to Section 6.13, the Class B Units for which registration is so requested may be redeemed by the Partnership at its election. The Partnership, at its election, may exercise its option under this Section 4.9(d) by mailing written notice thereof to the holders of Class B Units for which registration is so requested. Such notice shall be given not later than 15 days after the receipt by the General Partner of such registration request and shall fix a date for redemption of such Class B Units not less than 30 nor more than 60 days after the date of such notice.

                  (e) Any redemption under Section 4.9(b) or Section 4.9(d) shall be for a cash redemption price equal to the Current Market Price per Common Unit as of the date fixed for redemption multiplied by 0.955.

                  (f) From and after a redemption date (unless default shall be made by the Partnership in providing money for the payment of the redemption price), the Class B Units redeemed shall no longer be deemed to be Outstanding, and all rights of the holders thereof as Partners in the Partnership (except the right to receive from the Partnership the redemption price) shall cease. Class B Units redeemed pursuant to Section 4.9(b) or Section 4.9(d) shall be restored to the status of authorized but unissued Units, without designation as to class.

                  (g) Except as otherwise provided in this Agreement, each Class B Unit shall be identical to a Common Unit, and the holder of a Class B Unit shall have the rights of a holder of a Common Unit with respect to, without limitation, Partnership distributions, voting and allocations of income, gain, loss or deductions. Except as otherwise provided in this Agreement, all Units shall vote or consent together as a single class on all matters submitted for a vote or consent of the Outstanding Units.

                  (h) The Certificates evidencing Class B Units shall be separately identified and shall not bear the same CUSIP number as the Certificates evidencing Common Units or I-Units.

         4.10 I-UNITS. (a) Pursuant to Section 4.1, the General Partner hereby designates and creates a special class of Units designated "I-Units" and fixes the designations, preferences and relative, participating, optional or other special rights, powers and duties of the holders of the I-Units as follows:

                  (b) Except as otherwise provided in Section 5.1(c) upon a Termination Capital Transaction, a holder of an I-Unit will receive no allocations of income, gain, loss or deductions. Except for distributions pursuant to Section 14.3(b), any distributions or payments shall be made to a holder of an I-Unit in additional I-Units (or fractions thereof) or a security that has in all material respects the same rights and privileges as the I-Units, in accordance with Section 5.7.

                  (c) Except as otherwise provided in this Agreement, each I-Unit shall have the rights of a holder of a Common Unit with respect to voting. Except as otherwise provided in this Agreement, all Units shall vote or consent together as a single class on all matters submitted for a vote or consent of the Outstanding Units.

                  (d) The Certificates evidencing I-Units shall be separately identified and shall not bear the same CUSIP number as the Certificates evidencing Common Units or Class B Units.

                                    ARTICLE V
                          ALLOCATIONS AND DISTRIBUTIONS

         5.1 ALLOCATIONS FOR CAPITAL ACCOUNT PURPOSES. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the

Partnership's items of income, gain, loss and deduction (computed in accordance with Section 4.3(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

                  (a) NET INCOME. After giving effect to the special allocations set forth in Section 5.1(d), Net Income for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable period shall be allocated as follows:

                           (i) First, 100% to the General Partner until the aggregate Net Income allocated to the General Partner pursuant to this
         Section 5.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to section 5.1(b)(iii) for all previous taxable years;

                           (ii) Second, 99% to the Limited Partners holding Common Units and Class B Units, Pro Rata, and 1% to the General Partner until the aggregate Net Income allocated to such Partners pursuant to this Section 5.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such Partners pursuant to Section 5.1(b)(ii) for all previous taxable years; and

                           (iii) Third, the balance, if any, 99% to the Limited Partners holding Common Units and Class B Units, Pro Rata, and 1% to the General Partner.

                  (b) NET LOSSES. After giving effect to the special allocations set forth in Section 5.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:

                           (i) First, 99% to the Limited Partners holding Common Units and Class B Units, Pro Rata, and 1% to the General Partner until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(iii) for all previous taxable years;

                           (ii) Second, 99% to the Limited Partners holding Common Units and Class B Units, Pro Rata, and 1% to the General Partner; provided, that the Net Losses shall not be allocated pursuant to this Section 5.1(b)(ii) to the extent that such allocation would cause any Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account);

                           (iii) Third, the balance, if any, 100% to the General Partner.

         (c) NET TERMINATION GAINS AND LOSSES. After giving effect to the special allocations set forth in Section 5.1(d), all items of income, gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 5.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section
5.1 and
after all distributions of Available Cash provided under Section 5.4 have been made with respect to the taxable period ending on the date of the Partnership's liquidation pursuant to Section 14.3.

                           (i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 4.3(d)) from Termination Capital Transactions, such Net Termination Gain shall be allocated between the General Partner and the Limited Partners in the following manner (and the Adjusted Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause);

                                    (A) First, to each Partner having a deficit
                  balance in its Adjusted Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Adjusted Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Adjusted Capital Account;

                                    (B) Second, if the Adjusted Capital Account
                  of an I-Unit is less than the Adjusted Capital Account of a Common Unit, 99% to the Limited Partners holding I-Units and 1% to the General Partner until the Adjusted Capital Account of each I-Unit equals the Adjusted Capital Account of each Common Unit or, if the Adjusted Capital Account of an I-Unit is greater than the Adjusted Capital Account of a Common Unit, 99% to the Limited Partners holding Common Units and Class B Units and 1% to the General Partner until the Adjusted Capital Account of each Common Unit and Class B Unit equals the Adjusted Capital Account of each I-Unit;

                                    (C) Third, 99% to the Limited Partners
                  holding I-Units, Common Units and Class B Units, Pro Rata, and 1% to the General Partner until the Adjusted Capital Account in respect of each Unit then Outstanding is equal to the sum of (1) the Unrecovered Initial Unit Price plus (2) the Minimum Quarterly Distribution for the quarter during which such Net Termination Gain is recognized, reduced by any distribution pursuant to Section 5.4(a) with respect to such Unit for such quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the "Unpaid MQD");

                                    (D) Fourth, 99% to the Limited Partners
                  holding I-Units, Common Units and Class B Units, Pro Rata, and 1% to the General Partner until the Adjusted Capital Account in respect of each Unit then Outstanding is equal to the sum of (aa) the Unrecovered Initial Unit Price, plus (bb) the Unpaid MQD, plus (cc) the excess of (i) the First Target Distribution less the Minimum Quarterly Distribution for each quarter of the Partnership's existence over (ii) the amount of any distribution of Cash from Operations that was distributed pursuant to Section 5.4(b) (the sum of (aa) plus (bb) plus
                  (cc) is hereinafter defined as the "First Liquidation Target Amount");

                                    (E) Fifth, 85.8673% to the Limited Partners
                  holding I-Units, Common Units and Class B Units, Pro Rata, and 14.1327% to the General Partner until the Adjusted Capital Account in respect of each Unit then Outstanding is equal to the sum of (aa) the First Liquidation Target Amount, plus (bb) the excess of (i) the Second Target Distribution less the First Target Distribution for each quarter of the Partnership's existence over (ii) the amount of any distributions of Cash from Operations that was distributed pursuant to Section 5.4(c) (the sum of (aa) plus (bb) is hereinafter defined as the "Second Liquidation Target Amount");

                                    (F) Sixth, 75.7653% to the Limited Partners
                  holding I-Units, Common Units and Class B Units, Pro Rata, and 24.2347% to the General Partner until the Adjusted Capital Account in respect of each Unit then Outstanding is equal to the sum of (aa) the Second Liquidation Target Amount, plus
                  (bb) the excess of (i) the Third Target Distribution less the Second Target Distribution for each quarter of the Partnership's existence over (ii) the amount of any distributions of Cash from Operations that was distributed pursuant to Section 5.4(d); and

                                    (G) Finally, any remaining amount 50.5102%
                  to the Limited Partners holding I-Units, Common Units and Class B Units, Pro Rata, and 49.4898% to the General Partner.

                           (ii) If a Net Termination Loss is recognized (or
deemed recognized pursuant to Section 4.3(d)) from Termination Capital Transactions, such Net Termination Loss shall be allocated to the Partners in the following manner:

                                    (A) First, if the Adjusted Capital Account
                  of an I-Unit is less than the Adjusted Capital Account of a Common Unit, 99% to the Limited Partners holding Common Units and Class B Units and 1% to the General Partner until the Adjusted Capital Account of each Common Unit and Class B Unit equals the Adjusted Capital Account of each I-Unit or, if the Adjusted Capital Account of an I-Unit is greater than the Adjusted Capital Account of a Common Unit, 99% to the Limited Partners holding I-Units and 1% to the General Partner until the Adjusted Capital Account of each I-Unit equals the Adjusted Capital Account of each Common Unit;

                                    (B) Second, 100% to the General Partner and
                  the Limited Partners holding I-Units, Common Units and Class B Units in proportion to, and to the extent of, the positive balances in their respective Adjusted Capital Accounts;

                                    (C) Finally, the balance, if any, 100% to
                  the General Partner.

                  (d) SPECIAL ALLOCATIONS. Notwithstanding any other provision of this Section 5.1, the following special allocations shall be made for such taxable period:

                           (i) Partnership Minimum Gain Chargeback.
         Notwithstanding any other provision of this Section 5.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 5.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this
         Section 5.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 5.1(d)(vi) and 5.1(d)(vii)). This
         Section 5.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

                           (ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 5.1 (other than Section 5.1(d)(i)), except as provided in Treasury Regulation
         Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 5.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this
         Section 5.1(d), other than Section 5.1(d)(i) and other than an allocation pursuant to Sections 5.1(d)(vi) and 5.1(d)(vii), with respect to such taxable period. This Section 5.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(f)(4) and shall be interpreted consistently therewith.

                           (iii) Priority Allocations.

                                    (A) If the amount of cash or the Net Agreed
                  Value of any property distributed (except cash or property distributed pursuant to Section 14.3 or 14.4) to any Limited Partner holding Units with respect to a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Limited Partners holding Units other than I-Units (on a per Unit basis), then (1) each Limited Partner holding Units receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of (aa) the amount by which the distribution (on a per Unit basis) to such Limited Partners holding Units exceeds the distribution (on a per Unit basis) to the Limited Partner holding Units other than I-Units receiving the smallest distribution and (bb) the number of Units owned by the Limited Partners holding Units receiving the greater distribution; and (2) the General Partner shall be allocated gross income in an aggregate amount equal to 1/99 of the sum of the amounts allocated in clause
                  (1) above.

                                    After the application of Section
                  5.1(d)(iii)(A), all or any portion of the remaining items of Partnership gross income or gain for the taxable period, if any, shall be allocated 100% to the General Partner, until the aggregate amount of such items allocated to the General Partner pursuant to this paragraph 5.1(d)(iii)(B) for the current taxable period and all previous taxable periods is equal to the cumulative amount of all Incentive Distributions made to the General Partner (or its assignee) from the Closing Date to a date 45 days after the end of the current taxable period.

                           (iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections
         1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
         1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 5.1(d)(i) or (ii).

                           (v) Gross Income Allocations. In the event any Partner has a deficit balance in its Adjusted Capital Account at the end of any Partnership taxable period, such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.1(d)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this
         Section 5.1 have been tentatively made as if this Section 5.1(d)(v) were not in this Agreement.

                           (vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

                           (vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

                           (viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the General Partner and the holders of Common Units and Class B Units in accordance with the allocation of Net Income set forth in Section 5.1(a)(iii).

                           (ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury regulations.

                           (x) Curative Allocation.

                                    (A) Notwithstanding any other provision of
                  this Section 5.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 5.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations, pursuant to this Section 5.1(d)(x)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this
                  Section 5.1(d)(x)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

                                    (B) The General Partner shall have
                  reasonable discretion, with respect to each taxable period, to
                  (1) apply the provisions of Section 5.1(d)(x)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 5.1(d)(x)(A) among the Partners in a manner that is likely to minimize such economic distortions.

         5.2 ALLOCATIONS FOR TAX PURPOSES. (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 5.1.

                  (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

                           (i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) except as otherwise provided in Section 5.2(b)(iv), any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 5.1.

                           (ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.3(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 5.2(b)(i)(A); and (B) except as otherwise provided in Section 5.2(b)(iv), any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 5.1.

                           (iii) Except as otherwise provided in Section 5.2(b)(iv), all other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 5.1.

                           (iv) Any items of income, gain, loss or deduction otherwise allocable under Section 5.2(b)(i)(B), 5.2(b)(ii)(B) or 5.2(b)(iii) shall be subject to allocation by the General Partner in a manner designed to eliminate, to the maximum extent possible, Book-Tax Disparities in a Contributed Property or Adjusted Property otherwise resulting from the application of the "ceiling" limitation (under
         Section 704(c) of the Code or Section 704(c) principles) to the allocations provided under Section 5.2(b)(i)(A) or 5.2(b)(ii)(A).

                  (c) For the proper administration of the Partnership and for the preservation of uniformity of the Units (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury regulations under Section 704(b) or
Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 5.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units issued and Outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

                  (d) The General Partner in its sole discretion may determine to depreciate the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation method and useful life applied to the Partnership's common basis of such property, despite the inconsistency of such approach with Treasury Regulation Section 1.167(c)-1(a)(6). If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt a depreciation convention under which all purchasers acquiring Units in the same month would receive depreciation, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other reasonable depreciation convention to preserve the uniformity of the intrinsic tax characteristics of any Units that would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Units.

                  (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this
Section 5.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

                  (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

                  (g) Each item of Partnership income, gain, loss and deduction attributable to a transferred Partnership Interest of the General Partner or to transferred Units shall, for federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, however, that gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The General Partner may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

                  (h) Allocations that would otherwise be made to a Limited Partner under the provisions of this Article V shall instead be made to the beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identify of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion.

         5.3 REQUIREMENT AND CHARACTERIZATION OF DISTRIBUTIONS. (a) Within 45 days following the end of each calendar quarter, an amount equal to 100% of Available Cash with respect to such quarter shall be distributed in accordance with this Article V by the Partnership to the Partners, as of the Record Date selected by the General Partner in its reasonable discretion. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Cash from Operations until the sum of all amounts of Available Cash theretofore distributed by the Partnership to Partners pursuant to Section
5.4 equals the aggregate amount of all Cash from Operations generated by the Partnership since the Closing Date through the close of the immediately preceding calendar quarter. Any remaining amounts of Available

Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 5.5, be deemed to be Cash from Interim Capital Transactions.

                  (b) Notwithstanding the definitions of Available Cash and Cash from Operations contained herein, disbursements (including, without limitation, contributions to the Operating Partnerships or disbursements on behalf of the Operating Partnerships) made or reserves established after the end of any quarter shall be deemed to have been made or established, for purposes of determining Available Cash and Cash from Operations, within such quarter if the General Partner so determines. Notwithstanding the foregoing, in the event of the dissolution and liquidation of the Partnership, all proceeds of such liquidation shall be applied and distributed in accordance with, and subject to the terms and conditions of Sections 14.3 and 14.4.

         5.4 DISTRIBUTIONS OF CASH FROM OPERATIONS. An amount equal to 100% of Available Cash with respect to any calendar quarter that is deemed to be Cash from Operations pursuant to the provisions of Section 5.3 or 5.5 shall be distributed in accordance with Section 5.7(a) as follows, except as otherwise required by Section 4.1(c) in respect of additional Partnership Securities issued pursuant thereto:

                  (a) First, 99% to all Limited Partners, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit Outstanding as of the last day of such quarter an amount equal to the Minimum Quarterly Distribution;

                  (b) Second, 99% to all Limited Partners, Pro Rata, and 1% to the General Partner until there has been distributed in respect of each Unit Outstanding as of the last day of such quarter an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution;

                  (c) Third, 85.8673% to all Limited Partners, Pro Rata, and 14.1327% to the General Partner until there has been distributed in respect of each Unit Outstanding as of the last day of such quarter an amount equal to the excess of the Second Target Distribution over the First Target Distribution: (d) Fourth, 75.7653% to all Limited Partners, Pro Rata, and 24.2347% to the General Partner until there has been distributed in respect of each Unit Outstanding as of the last day of such quarter an amount equal to the excess of the Third Target Distribution over the Second Target Distribution; and

                  (e) Thereafter, 50.5102% to all Limited Partners, Pro Rata, and 49.4898% to the General Partner;

provided, however, if the Minimum Quarterly Distribution, the First Target Distribution, the Second Target Distribution and the Third Target Distribution have been reduced to zero pursuant to the second sentence of Section 5.6, the distributions of Available Cash that is deemed to be Cash from Operations with respect to any quarter will be made solely in accordance with Section 5.4(e).

         5.5 DISTRIBUTIONS OF CASH FROM INTERIM CAPITAL TRANSACTIONS. An amount equal to 100% of Available Cash that constitutes Cash from Interim Capital Transactions shall be distributed in accordance with Section 5.7(a), unless the provisions of Section
5.3 require otherwise, 99% to all Limited Partners, Pro Rata, and 1% to the General Partner until a hypothetical holder of a Common Unit acquired on the Closing Date has received with respect to such Common Unit, during the period since the Closing Date through such date, distributions of Available Cash that are deemed to be Cash from Interim Capital Transactions in an aggregate amount equal to the Initial Unit Price. Thereafter, all Available Cash shall be distributed as if it were Cash from Operations and shall be distributed in accordance with Section 5.4.

         5.6 ADJUSTMENT OF MINIMUM QUARTERLY DISTRIBUTION AND TARGET DISTRIBUTION LEVELS. (a) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 4.8; provided, however, that no such adjustment shall be made as a result of any distribution of I-Units or fractions of I-Units pursuant to Section 5.4 or 5.5. In the event of a distribution of Available Cash that is deemed to be Cash from Interim Capital Transactions, the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, as the case may be, by a fraction of which the numerator is the Unrecovered Initial Unit Price of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Initial Unit Price of the Common Units immediately prior to giving effect to such distribution.

                  (b) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution shall also be subject to adjustment pursuant to Section 9.6.

         5.7 SPECIAL PROVISIONS RELATING TO UNITS. (a) Except for distributions pursuant to Section 14.3(b), distributions to holders of I-Units pursuant to Sections 5.4 and 5.5 will be made in additional I-Units or fractions of I-Units in accordance with Section 5.7(b). Distributions to holders of Common Units, Class B Units and the General Partner pursuant to Sections 5.4 and 5.5 will be made in cash.

                  (b) A Holder of an I-Unit will receive distributions pursuant to Sections 5.4 and 5.5 in additional I-Units or fractions of I-Units equal to the Calculated Unit Amount. Each fractional I-Unit that is created as a result of distributions pursuant to Sections 5.4 and 5.5 shall be equal to and represented by a fraction that is calculated to six decimal places (without rounding), and any calculation that would result in a fractional interest in excess of one-millionth (1/1,000,000) of an I-Unit shall be disregarded without payment or other consideration and shall not be accumulated.

                  (c) As used in this Agreement, (i) "Equivalent Non-Cash Amount" means, per each I-Unit, an amount equivalent to the cash distribution made on a Common Unit in accordance with Sections 5.4 and 5.5; (ii) "Calculated Unit Amount" means a fraction of an I-Unit calculated per I-Unit by dividing the Equivalent Non-Cash Amount by the Average Market Price; and (iii) "Average Market Price" means the average of the daily Closing Prices per Listed Share for the ten consecutive Trading Days prior to the date on which the Listed Shares begin to trade ex-dividend, but not including that date. For purposes of this
Section 5.7(c), the "date on
which the Listed Shares begin to trade ex-dividend" means the date on which "ex-dividend" trading commences for a Share Distribution on the principal National Securities Exchange on which the Listed Shares are listed or admitted to trading.

                  (d) At any time during which there are any I-Units Outstanding, the Partnership will not:

                           (i) make a distribution on a Common Unit other than in cash, Common Units or a security that has in all material respects the same rights and privileges as the Common Units;

                           (ii) except pursuant to Section 14.3(b), make a distribution on an I-Unit other than in I-Units or a security that has in all material respects the same rights and privileges as the I-Units;

                           (iii) allow a holder of Common Units to receive any consideration other than cash or Common Units or a security that has in all material respects the same rights and privileges as the Common Units or allow a holder of I-Units to receive any consideration other than I-Units or a security that has in all material respects the same rights and privileges as the I-Units in a (A) merger in which the Partnership is not the survivor, if the Limited Partners of the Partnership immediately prior to the transaction own more than 50% of the residual common equity securities of the survivor immediately after the transaction; (B) merger in which the Partnership is the survivor, if the Limited Partners of the Partnership immediately prior to the transaction own more than 50% of the Partnership Interests of the Limited Partners of the Partnership immediately after the transaction; or (C) recapitalization, reorganization or similar transaction;

                           (iv) be a party to a merger in which it is not the survivor, sell substantially all of the Partnership's assets to another Person or enter into similar transactions if (A) the other person is to be an Affiliate of KMI after the transaction; and (B) the transaction will result in the occurrence of a Mandatory Purchase Event;

                           (v) make a tender offer for Common Units unless the consideration (A) is exclusively cash; and (B) together with any cash payable in respect of any tender offer by the Partnership for Common Units concluded within the preceding 360 days and the aggregate amount of any cash distributions to all holders of Common Units made within the preceding 360 days, is less than 12% of the aggregate market value of all Outstanding Units determined on the Trading Day immediately preceding the commencement of the tender offer; or

                           (vi) issue any I-Units to any Person other than KMM.

                  (e) In the event of any (i) consolidation or merger of the Partnership with or into another Person in accordance with Section 16.1 (other than a consolidation or merger in which the Partnership is the Surviving Business Entity and which does not result in any reclassification, conversion, exchange or cancellation of Outstanding Common Units) or (ii) the sale or other disposition to another Person of all or substantially all of the assets of the Partnership (any of the foregoing, a "Transaction"), lawful provision shall be made such that if the holders of Common Units receive cash in the Transaction, except as provided in Section

14.3(b), a distribution on each I-Unit will made in additional I-Units or fractions of I-Units equal to the cash received on a Common Unit as a result of the Transaction divided by the average of the daily Closing Prices per Listed Share for the 10 consecutive Trading Days immediately prior to the effective date of the Transaction.

                                    ARTICLE I
                      MANAGEMENT AND OPERATION OF BUSINESS

         6.1 MANAGEMENT. (a) Subject to Section 6.6(c), the General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or which are granted to the General Partner under any provision of this Agreement, the General Partner, subject to Section 6.3 shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation,
(i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations; (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to government or other agencies having jurisdiction over the business or assets of the Partnership; (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 6.3); (iv) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement, including, without limitation, the financing of the conduct of the operations of the Partnership or the Operating Partnership, the lending of funds to other Persons (including, without limitation, the Operating Partnership) and the repayment of obligations of the Partnership and the Operating Partnership and the making of capital contributions to the Operating Partnership; (v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including, without limitation, instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case); (vi) the distribution of Partnership cash;
(vii) the selection and dismissal of employees and agents (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring; (viii) the maintenance of such insurance for the benefit of the Partnership, the Operating Partnership and the Partners (including, without limitation, the assets of the Operating Partnership and the Partnership) as it deems necessary or appropriate; (ix) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures, corporations or other relationships (including, without limitation, the acquisition of interests in, and the contributions of property to, the Operating Partnership from time to time); (x) the control of any matters affecting the rights and obligations of the Partnership, including, without limitation, the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation; (xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law; (xii) the entering into of listing agreements with the New York Stock Exchange and any other securities exchange and the delisting of some or all of the Units from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 1.6); (xiii) the purchase, sale or other acquisition or disposition of Units; and (xiv) the undertaking of any action in connection with the Partnership's participation in the Operating Partnership as the limited partner (including, without limitation, contributions or loans of funds by the Partnership to the Operating Partnership).

                  (b) Notwithstanding any other provision of this Agreement, the Operating Partnership Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and the Assignees and each other Person who may acquire an interest in Units hereby agrees that none of the execution, delivery or performance by the General Partner, the Partnership, the Operating Partnership or any Affiliate of any of them of this Agreement or any agreement authorized or permitted under this Agreement (including, without limitation, the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XVII) shall constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or the Assignees or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         6.2 CERTIFICATE OF LIMITED PARTNERSHIP. The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 7.5(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

         6.3 RESTRICTIONS ON GENERAL PARTNER'S AUTHORITY. (a) The General Partner may not, without written approval of the specific act by all of the Outstanding Units or by other written instrument executed and delivered by all of the Outstanding Units subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, without limitation, (i) any act that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement; (ii) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose; (iii) admit a Person as a Partner, except as otherwise provided in this Agreement; (iv) amend this Agreement in any manner, except as otherwise provided in this Agreement; or (v) transfer its interest as general partner of the Partnership, except as otherwise provided in this Agreement.

                  (b) Except as provided in Articles XIV and XVI, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of OLP-A, without the approval of at least a majority of the Outstanding Units; provided, however, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Partnership's assets and shall not apply to any forced sale of any or all of the Partnership's assets pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of at least two-thirds of the Outstanding Units, the General Partner shall not, on behalf of the Partnership, (i) consent to any amendment to the OLP-A Partnership Agreement or, except as expressly permitted by Section 6.9(d), take any action permitted to be taken by a partner of OLP-A, in either case, that would adversely affect the Partnership as a partner of OLP-A or (ii) except as permitted under Section 11.2 and 13.1, elect or cause the Partnership to elect a successor general partner of OLP-A.

                  (c) Unless approved by the affirmative vote of at least a majority of each class of Outstanding Units, including a majority of Common Units (excluding for purposes of such determination Common Units owned by the General Partner and its Affiliates), the General Partner shall not take any action or refuse to take any reasonable action the effect of which, if taken or not taken, as the case may be, would be to cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; provided that this Section 6.3(c) shall not be construed to apply to amendments to this Agreement (which are governed by Article XV) or mergers or consolidations of the Partnership with any Person (which are governed by Article XVI).

                  (d) At all times while serving as the general partner of the Partnership, the General Partner shall not make any dividend or distribution on, or repurchase any shares of, its stock or take any other action within its control if the effect of such dividend, distribution, repurchase or other action would be to reduce its net worth below an amount necessary to receive an Opinion of Counsel that the Partnership will be treated as a partnership for federal income tax purposes.

         6.4 REIMBURSEMENT OF THE GENERAL PARTNER. (a) Except as provided in this Section 6.4 and elsewhere in this Agreement or in the Operating Partnership Agreement, the General Partner shall not be compensated for its services as general partner of the Partnership or the Operating Partnership.

                  (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including, without limitation, amounts paid to any Person to perform services for the Partnership or for the General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership's business (including, without limitation, expenses allocated to the General Partner by its Affiliates); provided, however, that the General Partner shall not perform or be reimbursed for the "Services" to be performed on behalf of the Partnership by Enron and its Affiliates pursuant to the Omnibus Agreement. The General Partner shall determine the fees and expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 6.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 6.7.

                  (c) The General Partner in its sole discretion and without the approval of the Limited Partners may propose and adopt on behalf of the Partnership employee benefit plans (including, without limitation, plans involving the issuance of Units), for the benefit of employees of the General Partner, the Partnership, the Operating Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or the Operating Partnership.

         6.5 OUTSIDE ACTIVITIES.

                  (a) After the Closing Date, the General Partner, for so long as it is the general partner of the Partnership, (i) agrees that its sole business will be to act as the general partner of the Partnership and the Operating Partnership and to undertake activities that are ancillary or related thereto, and (ii) shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (A) its performance of the activities required or authorized by the Operating Partnership Agreement, this Agreement or the Omnibus Agreement or described in or contemplated by the Registration Statement and (B) the acquisition, ownership or disposition of partnership interests in the Partnership and the Operating Partnership.

                  (b) Except as described in the Registration Statement, the Omnibus Agreement or Section 6.5(a), no Indemnitee shall be expressly or implicitly restricted or proscribed pursuant to this Agreement, the Operating Partnership Agreement or the partnership relationship established hereby or thereby from engaging in other activities for profit, whether in the businesses engaged in by the Partnership or the Operating Partnership or anticipated to be engaged in by the Partnership, the Operating Partnership or otherwise, including, without limitation, those businesses described in or contemplated by the Registration Statement. Without limitation of and subject to the foregoing (but subject to the limitations set forth in the Omnibus Agreement), each Indemnitee shall have the right to engage in the transportation of natural gas liquids and in other businesses of every type and description and to engage in and possess an interest in other business ventures of any and every type or description, independently or with others, including, without limitation, business interests and activities in direct competition with the Partnership or the Operating Partnership, and none of the same shall breach any duty to the Partnership, the Operating Partnership or any Partners. Neither the Partnership, the Operating Partnership, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement, the Operating Partnership Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee and, except as set forth in the Omnibus Agreement, such Indemnitees shall have no obligation to offer any interest in any such business ventures to the Partnership, the Operating Partnership, any Limited Partner or any other Person. The General Partner and any other Persons affiliated with the General Partner may acquire Units or other Partnership Securities, in addition to those acquired by any of such Persons on the Closing Date, and shall be entitled to exercise all rights of an Assignee or Limited Partner, as applicable, relating to such Units or Partnership Securities, as the case may be.

                  (c) Without limitation of Section 6.5(a) and 6.5(b), and notwithstanding anything to the contrary in this Agreement, the competitive activities of certain Indemnitees and the restrictions on the Partnership's activities described in the Registration Statement and in the Omnibus Agreement are hereby approved by all Partners, and it shall not be deemed to be a breach of the General Partner's fiduciary duty for the General Partner to permit an Indemnitee to engage in a business opportunity in preference to or to the exclusion of the Partnership, if such activities are permitted by this Agreement, the Operating Partnership Agreement or the Omnibus Agreement.

         6.6 LOANS TO AND FROM THE GENERAL PARTNER; CONTRACTS WITH AFFILIATES.
(a) (i) The General Partner or any Affiliate thereof may lend to the Partnership or the Operating Partnership, and the Partnership and the Operating Partnership may borrow, funds needed or desired by the Partnership and the Operating Partnership for such periods of time as the General Partner may determine and
(ii) the General Partner or any Affiliate thereof may borrow from the Partnership or the Operating Partnership, and the Partnership and the Operating Partnership may lend to the General Partner or such Affiliate, excess funds of the Partnership and the Operating Partnership for such periods of time and in such amounts as the General Partner may determine; provided, however, that in either such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party (without reference to the leading party's financial abilities or guarantees) by unrelated lenders on comparable loans. The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 6.6(a) and Section 6.6(b), the term "Partnership" shall include any Affiliate of the Partnership that is controlled by the Partnership and the term "Operating Partnership" shall include any Affiliate of the Operating Partnership that is controlled by the Operating Partnership.

                  (b) The Partnership may lend or contribute to the Operating Partnership, and the Operating Partnership may borrow, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Operating Partnership interest at a rate greater than the rate that would be charged to the Operating Partnership (without reference to the General Partner's financial abilities or guarantees) by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of the Operating Partnership or any other Persons.

                  (c) The General Partner may itself, or may enter into an agreement, including the Delegation of Control Agreement, with any of its Affiliates to, render services to the Partnership or to the General Partner in the discharge of its duties as general partner of the Partnership. Any service rendered to the Partnership by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. The provisions of Section 6.4 shall apply to the rendering of services described in this Section 6.6(c).

                  (d) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

                  (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(e) shall be deemed to be satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership.

                  (f) The General Partner and its Affiliates will have no obligation to permit the Partnership or the Operating Partnership to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the General Partner or its Affiliates to enter into such contracts.

                  (g) Without limitation of Sections 6.6(a) through 6.6(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Registration Statement and in the Omnibus Agreement are hereby approved by all Partners.

         6.7 INDEMNIFICATION. (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, the General Partner, any Departing Partner and any Person who is or was an officer or director of the General Partner or any Departing Partner shall be indemnified and held harmless by the Partnership, and all other Indemnitees may be indemnified and held harmless by the Partnership, to the extent deemed advisable by the General Partner, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as (i) the General Partner, a Departing Partner or any of their Affiliates, (ii) an officer, director, employee, partner, agent or trustee of the General Partner, any Departing Partner or any of their Affiliates or (iii) a Person serving at the request of the Partnership in another entity in a similar capacity, provided, that in each case the Indemnitee acted in good faith and in the manner which such Indemnitee believed to be in, or not opposed to, the best interests of the Partnership, and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this
Section 6.7 shall be available to the General Partner with respect to its obligations incurred pursuant to the Underwriting Agreement or the Conveyance Agreement (other than obligations incurred by the General Partner on behalf of the Partnership or the Operating Partnerships). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 6.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

                  (b) To the fullest extent permitted by law, expenses (including, without limitation, legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 6.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 6.7.

                  (c) The indemnification provided by this Section 6.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Units, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as (i) the General Partner, a Departing Partner or an Affiliate thereof, (ii) an officer, director, employee, partner, agent or trustee of the General Partner, any Departing Partner or an Affiliate thereof or (iii) a Person serving at the request of the Partnership in another entity in a similar capacity, and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

                  (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  (e) For purposes of this Section 6.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 6.7(a); and action taken or omitted by it with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

                  (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement or the Omnibus Agreement.

                  (h) The provisions of this Section 6.7 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

                  (i) No amendment, modification or repeal of this Section 6.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligation of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 6.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         6.8 LIABILITY OF INDEMNITEES. (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

                  (b) Subject to its obligations and duties as General Partner set forth in Section 6.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith. Notwithstanding the preceding sentence, the General Partner shall be responsible for any misconduct or negligence on the part of KMM in performing the Maximum Permitted Delegation.

                  (c) Any amendment, modification or repeal of this Section 6.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners of the General Partner, its directors, officers and employees under this Section 6.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         6.9 RESOLUTION OF CONFLICTS OF INTEREST. (a) Unless otherwise expressly provided in this Agreement, the Operating Partnership Agreement or the Omnibus Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, the Operating Partnership, and Partner or any Assignee, on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of the Operating Partnership Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is or, by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval, (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner (including the Conflicts and Audit Committee in connection with Special Approval) shall be authorized in connection with its determination of what is "fair and reasonable" to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting or engineering practices or principles; and (D) such additional factors as the General Partner (including such Conflicts and Audit Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including such Conflicts and Audit Committee) to consider the interest of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or under the Delaware Act or any other law, rule or regulation.

                  (b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its "sole discretion" or "discretion," that it deems "necessary or appropriate" or under a grant of similar authority or latitude, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, the Operating Partnership, any Limited Partner or any Assignee, (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to "sole discretion" or "discretion") unless another express standard is provided for, or (iii) in "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the Operating Partnership Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the General Partner consistent with the standards of "reasonable discretion" set forth in the definitions of Available Cash or Cash from Operations shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Operating Partnership or of the Partnership, other than in the ordinary course of business. No borrowing by the Partnership or the Operating Partnership or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable the General Partner to receive or increase the amount of Incentive Distributions.

                  (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

                  (d) The Limited Partners hereby authorize the General Partner, on behalf of the Partnership as a partner of the Operating Partnership, to approve of actions by the general partner of the Operating Partnership similar to those actions permitted to be taken by the General Partner pursuant to this
Section 6.9.

         6.10 OTHER MATTERS CONCERNING THE GENERAL PARTNER. (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including, without limitation, an Opinion of Counsel) of such Persons as to matters that such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform each and every act and duty that is permitted or required to be done by the General Partner hereunder.

                  (d) Any standard of care any duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

         6.11 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

         6.12 PURCHASE OR SALE OF UNITS. The General Partner may cause the Partnership to purchase or otherwise acquire Units. As long as Units are held by the Partnership or the

Operating Partnership, such Units shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Units for its own account, subject to the provisions of Articles XI and XII.

         6.13 REGISTRATION RIGHTS OF KMGP AND ITS AFFILIATES. (a) If (i) KMGP or any Affiliate (including, without limitation, for purposes of this Section 6.13, any Person that is an Affiliate at the date hereof notwithstanding that it may later cease to be an Affiliate) holds Units or other Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Units (the "Holder") to dispose of the number of Units or other securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the request of KMGP or any of its Affiliates, the Partnership shall file with the Securities and Exchange Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not more than six months following its effective date, a registration statement under the Securities Act registering the offering and sale of the number of Units or other securities specified by the Holder; provided, however, that the Partnership shall not be required to effect more than three registrations pursuant to this Section 6.13(a); and provided further, that if the General Partner or, if at the time a request pursuant to this
Section 6.13 is submitted to the Partnership, KMGP or its Affiliate requesting registration is an Affiliate of the General Partner, the Conflicts and Audit Committee in connection with Special Approval determines in good faith judgment that a postponement of the requested registration for up to six months would be in the best interest of the Partnership and its Partners due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall promptly prepare and file (x) such documents as may be necessary to register or qualify the securities subject to such registration under the securities laws of such states as the Holder shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction, and (y) such documents as may be necessary to apply for listing or to list the securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and do any and all other acts and things that may reasonably be necessary or advisable to enable the Holder to consummate a public sale of such Units in such states. Except as set forth in
Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

                  (b) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of securities held by the Holder in such registration statement as the Holder shall request. If the proposed offering pursuant to this Section 6.13(b) shall be an underwritten offering, then, in the event that the managing underwriter of such offering advises the Partnership and the Holder in writing that in its opinion the inclusion of all or some of the Holder's securities would adversely and materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of securities held by the Holder which, in the opinion of the managing underwriter, will not so adversely and materially affect the offering. Except as set forth in Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

                  (c) If underwriters are engaged in connection with any registration referred to in this Section 6.13, the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership's obligations under Section 6.7, the Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, "Indemnified Persons") against any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements), resulting to, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (hereinafter referred to in this Section 6.13(c) as a "claim" and in the plural as "claims"), based upon, arising out of, or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Units were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereof (if used during the period the Partnership is required to keep the registration current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

                  (d) The provisions of Sections 6.13(a) and 6.13(b) shall continue to be applicable with respect to KMGP (and any of KMGP's Affiliates) after it ceases to be a Partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Units or other securities of the Partnership with respect to which it has requested during such two-year period that a registration statement be filed; provided, however, that the Partnership shall not be required to file successive registration statements covering the same securities for which registration was demanded during such two-year period. The provisions of Section 6.13(c) shall continue in effect thereafter.

                  (e) Any request to register Partnership Securities pursuant to this Section 6.13 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such Person's present intent to offer such shares for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and material and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

         6.14 RELIANCE BY THIRD PARTIES. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

         6.15 DELEGATION TO KMM (a) Pursuant to Section 6.6(c) of this Agreement and in accordance with Section 17-403(c) of the Delaware Act, the General Partner shall delegate to KMM, to the fullest extent permitted under this Agreement and Delaware law, all of the General Partner's power and authority to manage and control the business and affairs of the Partnership under the terms and conditions of the Delegation of Control Agreement; provided, however, that such delegation shall not cause the General Partner to cease to be the sole general partner of the Partnership; and provided, further, that the General Partner shall not be relieved of any of its responsibilities or obligations to the Partnership or the Limited Partners as a result of such delegation. The General Partner shall retain all of its Partnership Interest, Percentage Interest, rights to Incentive Distributions, rights to allocations of Net Income and Net Losses, rights to allocations of Net Termination Gains and Net Termination Losses, and rights to distributions pursuant to Sections 5.3, 5.4,
5.5 and 14.3. The specific terms and conditions of the delegation to KMM are set forth in the Delegation of Control Agreement.

                  (b) Notwithstanding anything to the contrary set forth in this Agreement, until such date as the Maximum Permitted Delegation is terminated in accordance with the Delegation of Control Agreement, the provisions of this Agreement that apply to the management and control of the Partnership, including Sections 6.4, 6.10 and 6.14, shall apply to KMM to the same extent as such provisions apply to the General Partner.

                  (c) Notwithstanding anything to the contrary set forth in this Agreement, the provisions of Section 6.7 of this Agreement shall apply to KMM and any Person who is or was a manager, officer or director of KMM to the same extent as such provisions apply to the General Partner and any Person who is or was an officer or director of the General Partner.

                                  ARTICLE VII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         7.1 LIMITATION OF LIABILITY. The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

         7.2 MANAGEMENT OF BUSINESS. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, if such Person shall also be a Limited Partner or Assignee) shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         7.3 OUTSIDE ACTIVITIES. Subject to the provisions of Section 6.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including, without limitation, business interests and activities in direct competition with the Partnership or the Operating Partnership. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

         7.4 RETURN OF CAPITAL. No Limited Partner or Assignee shall be entitled to the withdrawal or return of his Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent provided by Article V or as otherwise expressly provided in this Agreement or in the Omnibus Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section 17-502(b) of the Delaware Act.

         7.5 RIGHTS OF LIMITED PARTNERS RELATING TO THE PARTNERSHIP. (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 7.5(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner's own expense:

                           (i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

                           (ii) promptly after becoming available, to obtain a copy of the Partnership's federal, state and local tax returns for each year;

                           (iii) to have furnished to him, upon notification to the General Partner, a current list of the name and last known business, residence or mailing address of each Partner;

                           (iv) to have furnished to him, upon notification to the General Partner, a copy of this Agreement, the Omnibus Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

                           (v) to obtain true and full information regarding the amount of cash and description and statement of the Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

                           (vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

                  (b) Notwithstanding any other provision of this Agreement, the General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the General Partner deems reasonable, any information that the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or the Operating Partnership or could damage the Partnership or the Operating Partnership or that the Partnership or the Operating Partnership is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates the primary purpose of which is to circumvent the obligations set forth in this
Section 7.5).

                                  ARTICLE VIII
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         8.1 BOOKS, RECORDS AND ACCOUNTING. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 7.5(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including, without limitation, the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

         8.2 FISCAL YEAR. The fiscal year of the Partnership shall be the calendar year.

         8.3 REPORTS. (a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall cause to be mailed to each Record Holder of a Unit as of a date selected by the General Partner in its sole discretion, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with generally accepted accounting principles, including a balance sheet and statements of operations, Partners' equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

                  (b) As soon as practicable, but in no event later than 90 days after the close of each calendar quarter except the last calendar quarter of each year, the General Partner shall cause to be mailed to each Record Holder of a Unit, as of a date selected by the General Partner in its sole discretion, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the General Partner determines to be necessary or appropriate.

                                   ARTICLE IX
                                   TAX MATTERS

         9.1 PREPARATION OF TAX RETURNS. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year of the Partnership, the tax information reasonably required by holders of Outstanding Units for federal and state income tax reporting purposes. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes. The taxable year of the Partnership shall be the calendar year.

         9.2 TAX ELECTIONS. Except as otherwise provided herein, the General Partner shall, in its sole discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole discretion that such revocation is in the best interests of the Limited Partners and Assignees. For purposes of computing the adjustments under Section 743(b) of the Code, the General Partner shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of Units will be deemed to be the lowest quoted trading price of the Units on any National Securities Exchange on which such Units are traded during the calendar month in which such transfer is deemed to occur pursuant to Section 5.2(g) without regard to the actual price paid by such transferee.

         9.3 TAX CONTROVERSIES. Subject to the provisions hereof, the General Partner is designated the Tax Matters Partner (as defined in Section 6231 of the Code), and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including, without limitation, resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner and Assignee agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

         9.4 ORGANIZATIONAL EXPENSES. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

         9.5 WITHHOLDING. Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its sole discretion to be necessary or appropriate to cause the Partnership and the Operating Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the amount withheld shall be treated as a distribution of cash pursuant to Section 5.3 in the amount of such withholding from such Partner.

         9.6 ENTITY-LEVEL TAXATION. If legislation is enacted that causes the Partnership to become treated as an association taxable as a corporation or otherwise subjects the Partnership to entity-level taxation for federal income tax purposes, the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution or Third Target Distribution, as the case may be, shall be equal to the product obtained by multiplying (a) the amount thereof by
(b) 1 minus the sum of (i) the highest effective federal corporate (or other entity, as applicable) income tax rate for the fiscal year of the Partnership in which such quarter occurs (expressed as a percentage) plus (ii) the effective overall state and local income tax rate (expressed as a percentage) applicable to the Partnership for the calendar year next preceding the calendar year in which such quarter occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes), but only to the extent of the increase in such rates resulting from such legislation. Such effective overall state and local income tax rate shall be determined for the calendar year next preceding the first calendar year during which the Partnership is taxable for federal income tax purposes as an association taxable as a corporation or is otherwise subject to entity-level taxation by determining such rate as if the Partnership had been subject to such sate and local taxes during such preceding calendar year.

         9.7 ENTITY-LEVEL ARREARAGE COLLECTIONS. If the Partnership or the Operating Partnership is required by applicable law to pay, or any revenue authority seizes any asset of the Partnership or the Operating Partnership with respect to, any federal, state or local income tax on behalf of, or withhold such amount with respect to, any Partner or Assignee or any former Partner or Assignee (a) the General Partner shall cause the Partnership to pay such tax on behalf of such Partner or Assignee or former Partner or Assignee from the funds of the Partnership; (b) any amount so paid or seized on behalf of, or withheld with respect to, any Partner or Assignee shall constitute a distribution out of Available Cash to such Partner or Assignee pursuant to Section 5.3; and (c) to the extent any such Partner or Assignee (but not a former Partner or Assignee) is not then entitled to such distribution under this Agreement, the General Partner shall be authorized, without the approval of any Partner or Assignee, to amend this Agreement insofar as is necessary to maintain the uniformity of intrinsic tax characteristics as to all Units and to make subsequent adjustments to distributions in a manner which, in the reasonable judgment of the General Partner, will make as little alteration as practicable in the priority and amount of distributions otherwise applicable under this Agreement, and will not otherwise alter the distributions to which Partners and Assignees are entitled under this Agreement. If the

Partnership is permitted (but not required) by applicable law to pay any such tax on behalf of, or withhold such amount with respect to, any Partner or Assignee or former Partner or Assignee, the General Partner shall be authorized (but not required) to cause the Partnership to pay such tax from the funds of the Partnership and to take any action consistent with this Section 9.7. The General Partner shall be authorized (but not required) to take all necessary or appropriate actions to collect all or any portion of a deficiency in the payment of any such tax that relates to prior periods and that is attributable to Persons who were Limited Partners or Assignees when such deficiencies arose, from such Persons.

         9.8 OPINIONS OF COUNSEL. Notwithstanding any other provision of this Agreement, if the Partnership is treated as an association taxable as a corporation at any time or is otherwise taxable for federal income tax purposes as an entity at any time and, pursuant to the provisions of this Agreement, an Opinion of Counsel would otherwise be required to the effect that an action will not cause the Partnership to become so treated as an association taxable as a corporation or otherwise taxable as an entity for federal income tax purposes, such requirement for an Opinion of Counsel shall be deemed automatically waived.

                                   ARTICLE X
                                  CERTIFICATES

         10.1 CERTIFICATES. Upon the Partnership's issuance of Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Units being so issued. Certificates shall be executed on behalf of the Partnership by the General Partner. No Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent.

         10.2 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. (a) The General Partner shall cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 10.2(b), the General Partner will provide for the registration and transfer of Units. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Units and transfers of such Units as herein provided. The Partnership shall not recognize transfers of Certificates representing Units unless same are effected in the manner described in this Section 10.2. Upon surrender for registration of transfer of any Units evidenced by a Certificate, and subject to the provisions of Section 10.2(b), the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates evidencing the same aggregate number of Units as was evidenced by the Certificate so surrendered.

                  (b) Except as otherwise provided in Section 11.5, the Partnership shall not recognize any transfer of Units until the Certificates evidencing such Units are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer, provided, that, as a condition to the issuance of any new Certificate under this Section 10.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

         10.3 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. (a) If any mutilated Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Units as the Certificate so surrendered.

                  (b) The General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

                           (i) makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

                           (ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                           (iii) if requested by the General Partner, delivers to the Partnership a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner may reasonably direct, in its sole discretion, to indemnify the Partnership, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

                           (iv) satisfies any other reasonable requirements imposed by the General Partner.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Units represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

                  (c) As a condition to the issuance of any new Certificate under this Section 10.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including, without limitation, the fees and expenses of the Transfer Agent) reasonably connected therewith.

         10.4 RECORD HOLDER. In accordance with Section 10.2(b), the Partnership shall be entitled to recognize the Record Holder as the Limited Partner or Assignee with respect to any Units and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, whether or not the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Partnership on the one hand and such other Person on the other hand, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

                                   ARTICLE XI
                              TRANSFER OF INTERESTS

         11.1 TRANSFER. (a) The term "transfer," when used in this Article XI with respect to a Partnership Interest, shall be deemed to refer to an appropriate transaction by which the General Partner assigns its Partnership Interest as General Partner to another Person or by which the holder of a Unit assigns such Unit to another Person who is or becomes an Assignee, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

                  (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article XI. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

                  (c) Nothing contained in this Article XI shall be construed to prevent a disposition by the parent entity of the General Partner of all of the issued and outstanding capital stock of the General Partner.

         11.2 TRANSFER OF GENERAL PARTNER'S PARTNERSHIP INTEREST. (a) The General Partner may transfer all, but not less than all, of its Partnership Interest as the General Partner to a single transferee if, but only if, (i) a majority of the Outstanding Units (excluding any Common Units and Class B Units owned by the General Partner and its Affiliates and excluding the number of I-Units corresponding to any Listed Shares owned by the General Partner and its Affiliates) and a majority of the Outstanding I-Units voting as a separate class (excluding the number of I-Units corresponding to any Listed Shares owned by the General Partner and its Affiliates) approve of such transfer and of the admission of such transferee as General Partner, (ii) the transferee agrees to assume and be bound by the provisions of this Agreement and Operating Partnership Agreement and (iii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes.

                  (b) Neither Section 11.2(a) nor any other provision of this Agreement shall be construed to prevent (and all Partners do hereby consent to)
(i) the transfer by the General Partner of all of its Partnership Interest to an Affiliate or (ii) the transfer by the General Partner of all of its Partnership Interest upon its merger, consolidation or other combination into any other Person or the transfer by it of all or substantially all of its assets to another Person if, in the case of a transfer described in either clause (i) or
(ii) of this sentence, the rights and duties of the General Partner with respect to the Partnership Interest so transferred are assumed by the transferee and the transferee agrees to be bound by the provisions of this Agreement and the Operating Partnership Agreement; provided, in either such case, that such transferee furnishes to the Partnership an Opinion of Counsel that such merger, consolidation, combination, transfer or assumption will not result in a loss of limited liability of any Limited Partner or of any limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise be taxed as an entity for federal income tax purposes. In the case of a transfer pursuant to this Section 11.2(b), the transferee or successor (as the case may be) shall be admitted to the Partnership as the General Partner immediately prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution.

         11.3 TRANSFER OF UNITS. (a) Units may be transferred only in the manner described in Section 10.2. The transfer of any Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

                  (b) Until admitted as a Substituted Limited Partner pursuant to Article XII, the Record Holder of a Unit shall be an Assignee in respect of such Unit. Limited Partners may include custodians, nominees, or any other individual or entity in its own or any representative capacity.

                  (c) Each distribution in respect of Units shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holders thereof as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

                  (d) A transferee who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) made the powers of attorney set forth in this Agreement and
(v) given the consents and approvals and made the waivers contained in this Agreement.

         11.4 RESTRICTIONS ON TRANSFERS. Notwithstanding the other provisions of this Article XI, no transfer of any Unit or interest therein of any Limited Partner or Assignee shall be made if such transfer would (a) violate the then applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfer, (b) result in the taxation of the Partnership as an association taxable as a corporation or otherwise subject the Partnership to entity-level taxation for federal income tax purposes or (c) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

         11.5 CITIZENSHIP CERTIFICATES; NON-CITIZEN ASSIGNEES. (a) If the Partnership or the Operating Partnership is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the General Partner, provides for the cancellation or forfeiture of any property in which the Partnership or the Operating Partnership has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the General Partner may request any Limited Partner or Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or

Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Assignee fails to furnish the General Partner within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Units owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section
11.6. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee, and, thereupon, the General Partner shall be substituted for such Non-citizen Assignee as the Limited Partner in respect of his Units.

                  (b) The General Partner shall, in exercising voting rights in respect of Units held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

                  (c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to
Section 14.4 but shall be entitled to the cash equivalent thereof, and the General Partner shall provide cash in exchange for an assignment of the Non-citizen Assignee's share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the General Partner from the Non-citizen Assignee of his Partnership Interest (representing his right to receive his share of such distribution in kind).

                  (d) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Units of such Non-citizen Assignee not redeemed pursuant to Section 11.6, and upon his admission pursuant to Section 12.1 the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee's Units.

         11.6 REDEMPTION OF INTERESTS. (a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 11.5(a), or if upon receipt of such Citizenship Certification or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Assignee is an Eligible Citizen or has transferred his Units to a person who furnishes a Citizenship Certification to the General Partner prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

                           (i) The General Partner shall not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Units, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Units and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Units will accrue or be made.

                           (ii) The aggregate redemption price for Redeemable Units shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Units of the class to be so redeemed multiplied by the number of Units of each such class included among the Redeemable Units. The redemption price shall be paid, in the sole discretion of the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

                           (iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Units, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

                          (iv) After the redemption date, Redeemable Units shall no longer constitute issued and Outstanding Units.

                  (b) The provisions of this Section 11.6 shall also be applicable to Units held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

                  (c) Nothing in this Section 11.6 shall prevent the recipient of a notice of redemption from transferring his Units before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such transfer, the General Partner shall withdraw the notice of redemption, provided, the transferee of such Units certifies in the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

                                  ARTICLE XII
                              ADMISSION OF PARTNERS

         12.1 ADMISSION OF SUBSTITUTED LIMITED PARTNERS. By transfer of a Unit in accordance with Article XI, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Units. Each transferee of a Unit (including, without limitation, any nominee holder or an agent acquiring such Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a

Substituted Limited Partner with respect to the Units so transferred to such Person. Such Assignee shall become a Substituted Limited Partner (x) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner's sole discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including, without limitation, liquidating distributions, of the Partnership. With respect to voting rights attributable to Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter, vote such Units at the written direction of the Assignee who is the Record Holder of such Units. If no such written direction is received, such Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

         12.2 ADMISSION OF SUCCESSOR GENERAL PARTNER. A successor General Partner approved pursuant to Section 13.1 or 13.2 or the transferee of or successor to all of the General Partner's Partnership Interest pursuant to
Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section
13.1 or 13.2 or the transfer of the General Partner's Partnership Interest pursuant to Section 11.2; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 11.2 has occurred. Any such successor shall carry on the business of the Partnership and Operating Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         12.3 ADMISSION OF ADDITIONAL LIMITED PARTNERS. (a) A Person (other than the General Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in
Section 1.4, and (ii) such other documents or instructions as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

                  (b) Notwithstanding anything to the contrary in this Section 12.3, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         12.4 AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP. To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, to prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose, among others, exercise the power of attorney granted pursuant to
Section 1.4.

                                  ARTICLE XIII
                        WITHDRAWAL OR REMOVAL OF PARTNERS

         13.1 WITHDRAWAL OF THE GENERAL PARTNER. (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal"):

                           (i) the General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners (and it shall be deemed that the General Partner has withdrawn pursuant to this
         Section 13.1(a)(i) if the General Partner voluntarily withdraws as general partner of OLP-A);

                           (ii) the General Partner transfers all of its rights as General Partner pursuant to Section 11.2;

                           (iii) the General Partner is removed pursuant to
         Section 13.2;

                           (iv) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition; (C) files a petition or answer seeking for itself a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 13.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties;

                           (v) a final and non-appealable judgment is entered by a court with appropriate jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect; or

                           (vi) a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation.

         In no event shall the Maximum Permitted Delegation pursuant to the terms and conditions of the Delegation of Control Agreement and this Agreement be deemed an Event of Withdrawal.

         If an Event of Withdrawal specified in Section 13.1(a)(iv), (v) or (vi) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 13.1 shall result in the withdrawal of the General Partner from the Partnership.

                  (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) at any time during the period prior to January 1, 2003 the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners, provided, that prior to the effective date of such withdrawal the withdrawal is approved by Limited Partners holding at least a majority of the Outstanding Units (excluding for purposes of such determination Common Units and Class B Units owned by the General Partner and its Affiliates and excluding the number of I-Units corresponding to any Listed Shares owned by the General Partner and its Affiliates) and a majority of the Outstanding I-Units voting as a separate class (excluding for purposes of such determination the number of I-Units corresponding to any Listed Shares owned by the General Partner and its Affiliates) and the General Partner delivers to the Partnership an Opinion of Counsel ("Withdrawal Opinion of Counsel") that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of the limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; (ii) at any time on or after January 1, 2003, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; (iii) at any time that the General Partner ceases to be a General Partner pursuant to Section 13.1(a)(ii) or is removed pursuant to Section 13.2; or (iv) notwithstanding clause (i) of this sentence, at any time that the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners, such withdrawal to take effect on the date specified in the notice, if at the time such notice is given one Person and its Affiliates (other than the General Partner and its Affiliates) own beneficially or of record or control at least 50% of the aggregate number of Outstanding Units (other than I-Units) and Listed Shares on a combined basis. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the Operating Partnership. If the General Partner gives a notice of withdrawal pursuant to
Section 13.1(a)(i), holders of at least a majority of the Outstanding Units (excluding for purposes of such determination Units owned by the General Partner and its Affiliates) may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner of the Operating Partnership, as provided in Operating Partnership Agreement. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Limited Partners as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 14.1. Any such successor General Partner shall be subject to the provisions of Section 12.2.

         13.2 REMOVAL OF THE GENERAL PARTNER. The General Partner may be removed if such removal is approved by Limited Partners holding at least two-thirds of the Outstanding Units (excluding for purposes of such determination Common Units and Class B Units owned by the General Partner and its Affiliates and excluding the number of I-Units corresponding to any Listed Shares owned by the General Partner and its Affiliates). Any such action by such Limited Partners for removal of the General Partner must also provide for the election and succession of a new General Partner. Such removal shall be effective immediately following the admission of the successor General Partner pursuant to Article XII. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the Operating Partnership, as provided in the Operating Partnership Agreement. The Person so elected as successor General Partner shall automatically become the successor general partner of



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



the Operating Partnership, as provided in the Operating Partnership Agreement. The right of the Limited Partners holding Outstanding Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion opining as to the matters covered by a Withdrawal Opinion of Counsel. Any such successor General Partner shall be subject to the provisions of Section 12.2.

         13.3 INTEREST OF DEPARTING PARTNER AND SUCCESSOR GENERAL PARTNER. (a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the Limited Partners under circumstances where Cause does not exist, the Departing Partner shall, at its option exercisable prior to the effective date of the departure of such Departing Partner, promptly receive from its successor in exchange for its Partnership Interest as General Partner an amount in cash equal to the fair market value of the Departing Partner's Partnership Interest as General Partner, such amount to be determined and payable as of the effective date of its departure. If the General Partner is removed by the Limited Partners under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement or the Operating Partnership Agreement, its successor shall have the option described in the immediately preceding sentence, and the Departing Partner shall not have such option. In either case, if the successor acquires the Departing Partner's Partnership Interest as the general partner, such successor General Partner must also acquire at such time the general partner interest of such Departing Partner as general partner of the Operating Partnership, for an amount in cash equal to the fair market value of such interest, determined as of the effective date of its departure. In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 6.4, including, without limitation, any employee-related liabilities (including, without limitation, severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or the Operating Partnership. Subject to Section 13.3(b), the Departing Partner shall, as of the effective date of its departure, cease to share in any allocations or distributions with respect to its Partnership Interest as the General Partner and Partnership income, gain, loss, deduction and credit will be prorated and allocated as set forth in Section 5.2(g).

         For purposes of this Section 13.3(a), the fair market value of the Departing Partner's Partnership Interest as the general partner of the Partnership herein and the partnership interest of such Departing Partner as the general partner of the Operating Partnership (collectively, the "Combined Interest") shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after the effective date of such Departing Partner's departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other experts and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which shall determine the fair market value of the Combined Interest. In making its determination, such independent investment banking firm or other independent expert shall consider the then current trading price of Units on any National Securities Exchange on which

Units are then listed, the value of the Partnership's assets, the rights and obligations of the General Partner and other factors it may deem relevant.

                  (b) If the Combined Interest is not acquired in the manner set forth in Section 13.3(a), the Departing Partner shall become a Limited Partner and the Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 13.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the date on which the Departing Partner becomes a Limited Partner. For purposes of this Agreement, conversion of the General Partner's Partnership Interest to Common Units shall be characterized as if the General Partner contributed its Partnership Interest to the Partnership in exchange for the newly-issued Common Units.

                  (c) If the option described in Section 13.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the capital of the Partnership cash in an amount such that its Capital Account, after giving effect to such contribution and any adjustments made to the Capital Accounts of all Partners pursuant to Section 4.3(d)(i), shall be equal to that percentage of the Capital Accounts of all Partners that is equal to its Percentage Interest as the General Partner. In such event, each successor General Partner shall, subject to the following sentence, be entitled to such Percentage Interest of all Partnership allocations and distributions and any other allocations and distributions to which the Departing Partner was entitled. In addition, such successor General Partner shall cause this Agreement to be amended to reflect that, from and after the date of such successor General Partner's admission, the successor General Partner's interest in all Partnership distributions and allocations shall be 1%, and that of the holders of Outstanding Units shall be 99%.

         13.4 WITHDRAWAL OF LIMITED PARTNERS. No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner's Units becomes a Record Holder, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Units so transferred.

                                  ARTICLE XIV
                           DISSOLUTION AND LIQUIDATION

         14.1 DISSOLUTION. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 14.2) its affairs should be wound up, upon:

                  (a) the expiration of its term as provided in Section 1.5;

                  (b) an Event of Withdrawal of the General Partner as provided in Section 13.1(a) (other than Section 13.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 13.1(b) or
13.2 and such successor is admitted to the Partnership pursuant to Section 12.2;

                  (c) an election to dissolve the Partnership by the General Partner that is approved by at least a majority of the Outstanding Units (and all Limited Partners hereby expressly consent that such approval may be effected upon written consent of said applicable percentage of the Outstanding Units);

                  (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

                  (e) the sale of all or substantially all of the assets and properties of the Partnership and the Operating Partnership.

         14.2 CONTINUATION OF THE BUSINESS OF THE PARTNERSHIP AFTER DISSOLUTION. Upon (a) dissolution of the Partnership caused by the withdrawal or removal of the General Partner and following a failure of all Partners, within 90 days after the withdrawal or removal of the General Partner, to agree to continue the business of the Partnership and appoint a successor General Partner as provided in Section 13.1 or 13.2, then within an additional 90 days or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in
Section 13.1(a)(iv), (v) or (vi), then within 180 days thereafter, a majority of the Outstanding Units may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by a majority of the Outstanding Units. Upon any such election by a majority of the Outstanding Units, all Partners shall be bound thereby and shall be deemed to have approved same. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

                           (i) the reconstituted Partnership shall continue until the end of the term set forth in Section 1.5 unless earlier dissolved in accordance with this Article XIV;

                           (ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated thenceforth as the interest of a Limited Partner and converted into Common Units in the manner provided in Section 13.3(b); and

                           (iii) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file a new partnership agreement and certificate of limited partnership, and the successor general partner may for this purpose exercise the powers of attorney granted the General Partner pursuant to Section 1.4; provided, that the right of a majority of Outstanding Units to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of any Limited Partner and
         (y) neither the Partnership, the reconstituted limited partnership nor the Operating Partnership would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue.

         14.3 LIQUIDATION. Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 14.2, the General Partner, or in the event the General Partner has been dissolved or removed, become bankrupt as set forth in Section 13.1 or withdrawn from the Partnership, a liquidator or liquidating committee approved by a majority of the Outstanding Units, shall be the Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by a majority of the Outstanding Units. The Liquidator shall agree not to resign at any time without 15 days' prior notice and (if other than the General Partner) may be removed at any time, with or without cause, by notice of removal approved by a majority of the Outstanding Units. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by a majority of the Outstanding Units. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in
Section 6.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding-up and liquidation of the Partnership as provided for herein. The Liquidator shall liquidate the assets of the Partnership, and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

                  (a) the payment to creditors of the Partnership, including, without limitation, Partners who are creditors, in the order of priority provided by law; and the creation of a reserve of cash or other assets of the Partnership for contingent liabilities in an amount, if any, determined by the Liquidator to be appropriate for such purposes; and

                  (b) to all Partners in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of this clause) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with the date of such occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)); and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

         14.4 DISTRIBUTIONS IN KIND. Notwithstanding the provisions of Section 14.3, which require the liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including, without limitation, those to Partners as creditors) and/or distribute to the Partners or to specific classes of Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 14.3, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Limited

Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt. Notwithstanding the above, the Liquidator may not make distributions in kind unless all of the Listed Shares are owned by the General Partner and its Affiliates.

         14.5 CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP. Upon the completion of the distribution of Partnership cash and property as provided in Sections 14.3 and 14.4, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be cancelled and such other actions as may be necessary to terminate the Partnership shall be taken.

         14.6 REASONABLE TIME FOR WINDING UP. A reasonable time shall be allowed for the orderly winding up of business and affairs of the Partnership and the liquidation of its assets pursuant to Section 14.3 in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         14.7 RETURN OF CAPITAL. The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

         14.8 NO CAPITAL ACCOUNT RESTORATION. No Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership.

         14.9 WAIVER OF PARTITION. Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE XV
            AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

         15.1 AMENDMENT TO BE ADOPTED SOLELY BY GENERAL PARTNER. Each Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partners and Assignees), without the approval of any Limited Partner or Assignee, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

                  (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

                  (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

                  (c) a change that, in the sole discretion of the General Partner, is reasonable and necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state or that is necessary or advisable in the opinion of the General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

                  (d) a change (i) that, in the sole discretion of the General Partner, does not adversely affect the Limited Partners in any material respect,
(ii) that is necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including, without limitation, the Delaware Act) or that is necessary or desirable to facilitate the trading of the Units (including, without limitation, the division of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed for trading, compliance with any of which the General Partner determines in its sole discretion to be in the best interests of the Partnership and the Limited Partners or (iii) that is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

                  (e) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the General Partner or its directors or officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

                  (f) subject to the terms of Section 4.1, an amendment that the General Partner determines in its sole discretion to be necessary or appropriate in connection with the authorization for issuance of any class or series of Partnership Securities pursuant to Section 4.1;

                  (g) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

                  (h) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 16.3; or

                  (i) any other amendments substantially similar to the foregoing.

         15.2 AMENDMENT PROCEDURES. Except as provided in Sections 15.1 and 15.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the General Partner. Each such proposal shall contain the text of the proposed amendment. If an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Limited Partners to consider and vote on such proposed amendment. A proposed amendment shall be effective upon its approval by at least two-thirds of the Outstanding Units unless a greater or different percentage is required under this Agreement; provided that if the effect of any amendment would have a material adverse effect on the rights or preferences of any class of Outstanding Units in relation to any other class of

Outstanding Units, the affirmative vote of the holders of at least a two-thirds of the Outstanding Units of the class so affected shall be required to adopt such amendment (excluding for purposes of such determination, in the case of a vote of the holders of the I-Units, the number of I-Units corresponding to the Listed Shares owned by the General Partner and its Affiliates). The General Partner shall notify all Record Holders upon final adoption of any proposed amendment.

         15.3 AMENDMENT REQUIREMENTS. (a) Notwithstanding the provisions of Sections 15.1 and 15.2, no provision of this Agreement that establishes a percentage of Outstanding Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting requirement unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

                  (b) Notwithstanding the provisions of Sections 15.1 and 15.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, (ii) enlarge the obligations of the General Partner without its consent, which may be given or withheld in its sole discretion,
(iii) modify the amounts distributable, reimbursable or otherwise payable to the General Partner by the Partnership or the Operating Partnership, (iv) change
Section 14.1(a) or (c), (v) restrict in any way any action by or rights of the General Partner as set forth in this Agreement or (vi) change the term of the Partnership or, except as set forth in Section 14.1(c), give any Person the right to dissolve the Partnership.

                  (c) Except as otherwise provided, and without limitation of the General Partner's authority to adopt amendments to this Agreement as contemplated in Section 15.1, the General Partner may amend the Partnership Agreement without the approval of holders of Outstanding Units, except that any amendment that would have a material adverse effect on the rights or preferences of any class of Outstanding Units in relation to other classes of Units must be approved by the holders of not less than two-thirds of the Outstanding Units of the class affected.

                  (d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 6.3 or 15.1, no amendments shall become effective without the approval of at least 95% of the Outstanding Units unless the Partnership obtains an Opinion of Counsel to the effect that (a) such amendment will not cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise taxable as an entity for federal income tax purposes and (b) such amendment will not affect the limited liability of any Limited Partner or any limited partner of the Operating Partnership under applicable law.

                  (e) This Section 15.3 shall only be amended with the approval of not less than 95% of the Outstanding Units.

         15.4 MEETINGS. All acts of Limited Partners to be taken hereunder shall be taken in the manner provided in this Article XV. Meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Units of the class for which a meeting is proposed. Limited Partners shall call a meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a meeting and indicating the general or specific purposes for which the meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the General Partner on a date not more than 60 days after the mailing of notice of the meeting. Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

         15.5 NOTICE OF MEETING. Notice of a meeting called pursuant to Section
15.4 shall be given to the Record Holders in writing by mail or other means of written communication in accordance with Section 17.1 The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

         15.6 RECORD DATE. For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 15.11, the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.

         15.7 ADJOURNMENT. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XV.

         15.8 WAIVER OF NOTICE; APPROVAL OF MEETING; APPROVAL OF MINUTES. The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Limited Partners entitled to vote, present in person or by proxy, signs a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

         15.9 QUORUM. Two-thirds of the Outstanding Units of the class for which a meeting has been called represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class unless any such action by the Limited Partners requires approval by holders of a majority in interest of such Units, in which case the quorum shall be a majority (excluding, in either case, if such are to be excluded from the vote, Outstanding Units owned by the General Partner and its Affiliates). At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement. In the absence of a quorum, any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of a majority of the Outstanding Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section 15.7.

         15.10 CONDUCT OF MEETING. The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 15.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting, in either case including, without limitation, a Partner or a director or officer of the General Partner. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including, without limitation, regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

         15.11 ACTION WITHOUT A MEETING. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability, (ii) will not jeopardize the status of the Partnership as a partnership under applicable tax laws and regulations and (iii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

         15.12 VOTING AND OTHER RIGHTS. (a) Only those Record Holders of Units on the Record Date set pursuant to Section 15.6 (and also subject to the limitations contained in the definition of "Outstanding") shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

                  (b) With respect to Units that are held for a Person's account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such broker, dealer or other agent shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 15.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 10.4.

                                  ARTICLE XVI
                                     MERGER

         16.1 AUTHORITY. The Partnership may merge or consolidate with one or more corporations, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including, without limitation, a general partnership or limited partnership, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger Agreement") in accordance with this Article.

         16.2 PROCEDURE FOR MERGER OR CONSOLIDATION. Merger or consolidation of the Partnership pursuant to this Article requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its sole discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

                  (a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

                  (b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");

                  (c) The terms and conditions of the proposed merger or consolidation;

                  (d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity; and (1) if any general or limited partnership interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partnership interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partnership interest are to receive in exchange for, or upon conversion of, their securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity or any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

                  (e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

                  (f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 16.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, it shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

                  (g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

         16.3 APPROVAL BY LIMITED PARTNERS OF MERGER OR CONSOLIDATION. (a) The General Partner of the Partnership, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Limited Partners whether at a meeting or by written consent, in either case in accordance with the requirements of Article XV. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a meeting or the written consent.

                  (b) The Merger Agreement shall be approved upon receiving the affirmative vote or consent of at least a majority of the Outstanding Units unless the Merger Agreement contains any provision which, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement.

                  (c) After such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 16.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

         16.4 CERTIFICATE OF MERGER. Upon the required approval by the General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

         16.5 EFFECT OF MERGER. (a) Upon the effective date of the certificate of merger:

                           (i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity.

                           (ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

                           (iii) all rights of creditors and all liens on or security interest in property of any of those constituent business entities shall be preserved unimpaired; and

                           (iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

                  (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another having occurred.

                                  ARTICLE XVII
                             RIGHT TO ACQUIRE UNITS

         17.1 RIGHT TO ACQUIRE COMMON UNITS AND LISTED SHARES. (a) Notwithstanding any other provision of this Agreement, if at any time not more than 20% of the aggregate number of Listed Shares then outstanding plus the aggregate number of the Common Units then Outstanding are held by Persons other than the General Partner and its Affiliates, the General Partner shall then have the right, which right it may assign and transfer to the Partnership or any Affiliate of the General Partner, exercisable in its sole discretion, to purchase all, but not less than all, of the Common Units held by Persons other than the General Partner and its Affiliates, at the Optional Purchase Price, but only if KMI elects to purchase all, but not less than all, of the outstanding Listed Shares that are not held by KMI and its Affiliates pursuant to Section 4 of the Purchase Provisions. As used in this Agreement, "Optional Purchase Price" means a price that is equal to the greatest of (A) the Current Market Price for the Common Units as of the date five days prior to the date that the notice described in Section 17.1(b) is mailed, (B) the highest price paid by the General Partner or any of its Affiliates for a Common Unit purchased during the 90 calendar day period preceding the date that the notice described in Section 17.1(b) is mailed, (C) the Current Market Price for the Listed Shares as of the date five days prior to the date that the notice described in Section 17.1(b) is mailed, and (D) the highest price paid by the General Partner or any of its Affiliates for a Listed Share (other than pursuant to the Exchange Provisions) purchased during the 90 calendar day period preceding the date that the notice described in Section 17.1(b) is mailed. To the extent that the price paid for Listed Shares or Common Units in clauses (B) or (D) is paid in securities, the value of such securities shall be the Closing Price for such securities on the day the purchase of the Listed Shares or Common Units is effected. To the extent that the price paid for Listed Shares or Common Units in clauses (B) or (D) is paid other than in cash or securities, the value of such other consideration (and therefore the price paid for such Listed Shares or Common Units) shall be determined in good faith by the Board of Directors of the General Partner. As used in this Agreement, (i) "Current Market Price" as of any date of any class of Units or any other security means the average of the daily Closing Prices (as hereinafter defined) per Unit of such class or of such other security for the 20 consecutive Trading Days (as hereinafter defined) immediately prior to such date; (ii) "Closing Price" for a security on any day means (1) the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal composite transaction reporting system with respect to securities listed on the principal National Securities Exchange on which the Units of such class or such other securities are listed or admitted to trading, (2) or if the Units of such class or such other securities are not listed or admitted to trading on any National Securities Exchange on that day, the last quoted price on such day or, if no price is quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, each as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or (3) if on any such day the Units of such class or such other securities are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Units of such class or such other securities selected by the Board of Directors of the General Partner, or (4) if on any such day no market maker is making a market in the Units of such class or such other securities, the fair value of such Units or such other securities on such day as determined reasonably and in good faith by the Board of Directors of the General Partner; and (iii) "Trading Day" means a day on which the principal National Securities Exchange on which the Units of any class or such other securities are listed or admitted to trading is open for the transaction of business or, if Units of a class or such other securities are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open. Notwithstanding anything herein to the contrary, the Current Market Price of each Class B Unit shall be deemed to be the same as the Current Market Price of one Common Unit.

                  (b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise either the right to purchase Common Units granted pursuant to Section 17.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the "Notice of Election to Purchase") and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Units (as of a Record Date selected by the General Partner) at least 10, but not more than 60 days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published in daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price

(determined in accordance with Section 17.1(a) at which Units will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Common Units, upon surrender of Certificates representing such Common Units in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which the Common Units are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Common Units at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given whether or not the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all the Common Units to be purchased in accordance with this Section 17.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least ten days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Common Units subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Common Units (including, without limitation, any rights pursuant to Articles IV, V and XIV) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 17.1(a)) for Common Units therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Common Units, and such Common Units shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Units from and after the Purchase Date and shall have all rights as the owner of such Common Units (including, without limitation, all rights as owner of such Common Units pursuant to Articles IV, V and XIV).

                  (c) At any time from and after the Purchase Date, a holder of an Outstanding Unit subject to purchase as provided in either this Section 17.1 may surrender his Certificate, as the case may be, evidencing such Unit to the Transfer Agent in exchange for payment of the amount described in Section 17.1(a), therefor, without interest thereon.

                                 ARTICLE XVIII
                               GENERAL PROVISIONS

         18.1 ADDRESSES AND NOTICES. Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first-class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Unit at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Unit or the Partnership Interest of a General Partner by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 18.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Post Office marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 1.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

         18.2 REFERENCES. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         18.3 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         18.4 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         18.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         18.6 INTEGRATION. This Agreement constitutes the entire agreement among parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         18.7 CREDITORS. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         18.8 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         18.9 COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

         18.10 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         18.11 INVALIDITY OF PROVISIONS. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of _____________, 2001.

                                   GENERAL PARTNER:

                                        KINDER MORGAN G.P., INC.


                                   By:
                                        -------------------------------
                                        William V. Morgan
                                        Vice Chairman


                                   LIMITED PARTNERS:

                                        All Limited Partners now and hereafter
                                        admitted as limited partners of the
                                        Partnership, pursuant to Powers of
                                        Attorney now and hereafter executed in
                                        favor of, and granted and delivered to,
                                        the General Partner.

                                        By:  Kinder Morgan G.P., Inc.,
                                             General Partner, as
                                             attorney-in-fact for all Limited
                                             Partners pursuant to the Power of
                                             Attorney granted pursuant to
                                             Section 1.4.

                                             By:
                                                  ------------------------------
                                                  William V. Morgan
                                                  Vice Chairman

                                    EXHIBIT A
                 TO THE THIRD AMENDED AND RESTATED AGREEMENT OF
                             LIMITED PARTNERSHIP OF
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                       CERTIFICATE EVIDENCING COMMON UNITS
                    REPRESENTING LIMITED PARTNER INTERESTS IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

No.______                                                  ________ Common Units

         KINDER MORGAN G.P., INC., a Delaware corporation, as the General Partner of KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that __________________________ (the "Holder") is the registered owner of _____ Common Units representing limited partner interests in the Partnership (the "Common Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Third Amended and Restated Agreement of Limited Partnership of KINDER MORGAN ENERGY PARTNERS, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"). Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 500 Dallas Street, Suite 1000, Houston, Texas 77002. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner or a Substituted Limited Partner, as applicable, and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement,
(iii) appointed the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Holder's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Holder's admission as a Limited Partner or a Substituted Limited Partner, as applicable, in the Partnership and as a party to the Partnership Agreement, (iv) given the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained in the Partnership Agreement.




                                Exhibit A Page 1

         This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

         Dated:
               -------------------------

                                             KINDER MORGAN G.P., INC.,
                                             as General Partner

                                             By:
                                                  ------------------------------
Countersigned and Registered by:                  President

                                  ,          By:
----------------------------------                ------------------------------
as Transfer Agent and Registrar                   Secretary

By:
   -------------------------------
        Authorized Signature




                                Exhibit A Page 2

                            [REVERSE OF CERTIFICATE]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM--      as tenants in common                    UNIF GIFT MIN ACT--
TEN ENT--      as tenants by the entireties            (Cust)  (Minor)
JT TEN--       as joint tenants with right of          under Uniform Gifts to
               survivorship and not as                 Act......................
               tenants in common                                 (State)

         Additional abbreviations, though not in the above list, may also be used.

                           ASSIGNMENT OF COMMON UNITS
                                       IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                       IMPORTANT NOTICE REGARDING INVESTOR
              RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF KINDER
                          MORGAN ENERGY PARTNERS, L.P.

         You have acquired an interest in Kinder Morgan Energy Partners, L.P., 500 Dallas Street, Suite 1000, Houston, Texas 77002, whose taxpayer identification number is 76-0380342. The Internal Revenue Service has issued Kinder Morgan Energy Partners, L.P. the following tax shelter registration number: 9228900496.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Kinder Morgan Energy Partners, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         If you transfer your interest in Kinder Morgan Energy Partners, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Kinder Morgan Energy Partners, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the General Partner, who will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.



                                Exhibit A Page 3

         FOR VALUE RECEIVED,___________________________________ hereby assigns, conveys, sells and transfers unto ______________________________________________

----------------------------------         -------------------------------------
(Please print or typewrite name            (Please insert Social Security or
and address of Assignee)                   other identifying number of Assignee)

_____________________________________________ Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint
_______________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Kinder Morgan Energy Partners, L.P.

Date:                                NOTE: The signature to any endorsement
      ---------------------           hereon must correspond with the name as
                                      written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED
BY A MEMBER FIRM OF THE NATIONAL      ------------------------------------------
ASSOCIATION OF SECURITIES DEALERS,                   (Signature)
INC. OR BY A COMMERCIAL BANK OR
TRUST COMPANY                         ------------------------------------------
                                                     (Signature)

         SIGNATURE(S) GUARANTEED

         No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

         --------------------------------------------------------------



                                Exhibit A Page 4

                    APPLICATION FOR TRANSFER OF COMMON UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Third Amended and Restated Agreement of Limited Partnership of Kinder Morgan Energy Partners, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:
      -------------------------  -----------------------------------------------
                                               Signature of Assignee

-------------------------------  -----------------------------------------------
Social Security or other                  Name and Address of Assignee
identifying number of Assignee

-------------------------------
        Purchase Price
including commissions, if any

Type of Entity (Check One):

Individual                 Partnership                Corporation
           ---------------             --------------             --------------
Trust                        Other (specify)
      ----------------------                 -------------------------

Nationality (Check One):

         U.S. Citizen, Resident or Domestic Entity
--------

         Foreign Corporation, or          Non-resident alien
--------                         --------

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interest-holder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interest-holder).



                                Exhibit A Page 5

Complete either A or B:

         A.       Individual Interest-Holder

                  1. I am not a non-resident alien for purposes of U.S. income taxation.

                  2. My U.S. taxpayer identifying number (Social Security Number) is _________________________________________.

                  3.       My home address is _________________________________.


         B.       Partnership, Corporate or Other Interest-Holder

                  1.       ____________________________________ is not a foreign
                                 (Name of Interest-Holder)
                           corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

                  2. The interest-holder's U.S. employer identification number is __________________________________________.

                  3. The interest-holder's office address and place of incorporation (if applicable) is
                           ____________________________________________________.

         The interest-holder agrees to notify the Partnership within sixty (60) days of the date the interest-holder becomes a foreign person.

         The interest-holder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

--------------------------------------------------------------------------------
                            (Name of Interest-Holder)

--------------------------------------------------------------------------------
                               Signature and Date

--------------------------------------------------------------------------------
                              Title (if applicable)

         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any Person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee's knowledge.




                                Exhibit A Page 6

                                    EXHIBIT B
                 TO THE THIRD AMENDED AND RESTATED AGREEMENT OF
                             LIMITED PARTNERSHIP OF
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                      CERTIFICATE EVIDENCING CLASS B UNITS
                    REPRESENTING LIMITED PARTNER INTERESTS IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

No.______                                                 ________ Class B Units

         KINDER MORGAN G.P., INC., a Delaware corporation, as the General Partner of KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that __________________________ (the "Holder") is the registered owner of _____ Class B Units representing limited partner interests in the Partnership (the "Class B Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Class B Units represented by this Certificate. The rights, preferences and limitations of the Class B Units are set forth in, and this Certificate and the Class B Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Third Amended and Restated Agreement of Limited Partnership of KINDER MORGAN ENERGY PARTNERS, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"). Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 500 Dallas Street, Suite 1000, Houston, Texas 77002. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner or a Substituted Limited Partner, as applicable, and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement,
(iii) appointed the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Holder's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Holder's admission as a Limited Partner or a Substituted Limited Partner, as applicable, in the Partnership and as a party to the Partnership Agreement, (iv) given the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained in the Partnership Agreement.



                                Exhibit B Page 1

         This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

         Dated:
               --------------------

                                        KINDER MORGAN G.P., INC.,
                                        as General Partner

                                        By:
                                             -----------------------------
Countersigned and Registered by:             President

                                   ,    By:
-----------------------------------          -----------------------------
as Transfer Agent and Registrar              Secretary

By:
   --------------------------------
         Authorized Signature




                                Exhibit B Page 2

                            [REVERSE OF CERTIFICATE]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM-- as tenants in common                         UNIF GIFT MIN ACT--
TEN ENT-- as tenants by the entireties                 (Cust)  (Minor)
JT TEN--  as joint tenants with right of               under Uniform Gifts to
          survivorship and not as                      Act......................
          tenants in common                                      (State)

         Additional abbreviations, though not in the above list, may also be used.

                           ASSIGNMENT OF CLASS B UNITS
                                       IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                       IMPORTANT NOTICE REGARDING INVESTOR
              RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF KINDER
                          MORGAN ENERGY PARTNERS, L.P.

         You have acquired an interest in Kinder Morgan Energy Partners, L.P., 500 Dallas Street, Suite 1000, Houston, Texas 77002, whose taxpayer identification number is 76-0380342. The Internal Revenue Service has issued Kinder Morgan Energy Partners, L.P. the following tax shelter registration number: 9228900496.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Kinder Morgan Energy Partners, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         If you transfer your interest in Kinder Morgan Energy Partners, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Kinder Morgan Energy Partners, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the General Partner, who will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.



                                Exhibit B Page 3

         FOR VALUE RECEIVED,_____________________________ hereby assigns, conveys, sells and transfers unto ______________________________________________

-----------------------------------     -------------------------------------
(Please print or typewrite name         (Please insert Social Security or
and address of Assignee)                other identifying number of Assignee)

_____________________________________ Class B Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint _____________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Kinder Morgan Energy Partners, L.P.

Date:                                 NOTE: The signature to any endorsement
      ---------------------           hereon must correspond with the name as
                                      written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED
BY A MEMBER FIRM OF THE NATIONAL        ----------------------------------------
ASSOCIATION OF SECURITIES DEALERS,                   (Signature)
INC. OR BY A COMMERCIAL BANK OR
TRUST COMPANY                           ----------------------------------------
                                                     (Signature)

         SIGNATURE(S) GUARANTEED

         No transfer of the Class B Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Class B Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Class B Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Class B Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Class B Units.

         --------------------------------------------------------------




                                Exhibit B Page 4

                   APPLICATION FOR TRANSFER OF CLASS B UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Class B Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Third Amended and Restated Agreement of Limited Partnership of Kinder Morgan Energy Partners, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:
      -------------------------  -----------------------------------------------
                                         Signature of Assignee

-------------------------------  -----------------------------------------------
Social Security or other                  Name and Address of Assignee
identifying number of Assignee

-------------------------------
        Purchase Price
including commissions, if any

Type of Entity (Check One):

Individual                 Partnership                Corporation
           ---------------             --------------             --------------
Trust                        Other (specify)
      ----------------------                 -------------------------

Nationality (Check One):

         U.S. Citizen, Resident or Domestic Entity
--------

         Foreign Corporation, or          Non-resident alien
--------                         --------
         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interest-holder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interest-holder).



                                Exhibit B Page 5

Complete either A or B:

         A.       Individual Interest-Holder

                  1. I am not a non-resident alien for purposes of U.S. income taxation.

                  2. My U.S. taxpayer identifying number (Social Security Number) is _________________________________________.

                  3.       My home address is _________________________________.

         B.       Partnership, Corporate or Other Interest-Holder

                  1.       ____________________________________ is not a foreign
                                 (Name of Interest-Holder)
                           corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

                  2. The interest-holder's U.S. employer identification number is __________________________________________.

                  3. The interest-holder's office address and place of incorporation (if applicable) is
                           ____________________________________________________.

         The interest-holder agrees to notify the Partnership within sixty (60) days of the date the interest-holder becomes a foreign person.

         The interest-holder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

--------------------------------------------------------------------------------
                            (Name of Interest-Holder)

--------------------------------------------------------------------------------
                               Signature and Date

--------------------------------------------------------------------------------
                              Title (if applicable)

         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any Person for whom the Assignee will hold the Class B Units shall be made to the best of the Assignee's knowledge.




                                Exhibit B Page 6

                                    EXHIBIT C
                 TO THE THIRD AMENDED AND RESTATED AGREEMENT OF
                             LIMITED PARTNERSHIP OF
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                         CERTIFICATE EVIDENCING I-UNITS
                    REPRESENTING LIMITED PARTNER INTERESTS IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

No.______                                                       ________ I-Units

         KINDER MORGAN G.P., INC., a Delaware corporation, as the General Partner of KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that __________________________ (the "Holder") is the registered owner of _____ I-Units representing limited partner interests in the Partnership (the "I-Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the I-Units represented by this Certificate. The rights, preferences and limitations of the I-Units are set forth in, and this Certificate and the I-Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Third Amended and Restated Agreement of Limited Partnership of KINDER MORGAN ENERGY PARTNERS, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"). Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 500 Dallas Street, Suite 1000, Houston, Texas 77002. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner or a Substituted Limited Partner, as applicable, and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement,
(iii) appointed the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Holder's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Holder's admission as a Limited Partner or a Substituted Limited Partner, as applicable, in the Partnership and as a party to the Partnership Agreement, (iv) given the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained in the Partnership Agreement.




                                Exhibit C Page 1

         This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

         Dated:
               ---------------------

                                        KINDER MORGAN G.P., INC.,
                                        as General Partner

                                        By:
                                             -----------------------------
Countersigned and Registered by:             President

                                   ,    By:
-----------------------------------          -----------------------------
as Transfer Agent and Registrar              Secretary

By:
   --------------------------------
         Authorized Signature




                                Exhibit C Page 2

                            [REVERSE OF CERTIFICATE]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM-- as tenants in common                         UNIF GIFT MIN ACT--
TEN ENT-- as tenants by the entireties                 (Cust)  (Minor)
JT TEN--  as joint tenants with right of               under Uniform Gifts to
          survivorship and not as                      Act......................
          tenants in common                                     (State)

         Additional abbreviations, though not in the above list, may also be used.

                              ASSIGNMENT OF I-UNITS
                                       IN
                       KINDER MORGAN ENERGY PARTNERS, L.P.

                       IMPORTANT NOTICE REGARDING INVESTOR
              RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF KINDER
                          MORGAN ENERGY PARTNERS, L.P.

         You have acquired an interest in Kinder Morgan Energy Partners, L.P., 500 Dallas Street, Suite 1000, Houston, Texas 77002, whose taxpayer identification number is 76-0380342. The Internal Revenue Service has issued Kinder Morgan Energy Partners, L.P. the following tax shelter registration number: 9228900496.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Kinder Morgan Energy Partners, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN KINDER MORGAN ENERGY PARTNERS, L.P.

         If you transfer your interest in Kinder Morgan Energy Partners, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Kinder Morgan Energy Partners, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the General Partner, who will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.



                                Exhibit C Page 3

         FOR VALUE RECEIVED,_____________________________ hereby assigns, conveys, sells and transfers unto ______________________________________________

----------------------------------        -------------------------------------
(Please print or typewrite name           (Please insert Social Security or
and address of Assignee)                  other identifying number of Assignee)

_________________________________________ I-Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint _______________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Kinder Morgan Energy Partners, L.P.

Date:                                 NOTE: The signature to any endorsement
      ---------------------           hereon must correspond with the name as
                                      written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED
BY A MEMBER FIRM OF THE NATIONAL    -------------------------------------------
ASSOCIATION OF SECURITIES DEALERS,                   (Signature)
INC. OR BY A COMMERCIAL BANK OR
TRUST COMPANY                       -------------------------------------------
                                                     (Signature)

         SIGNATURE(S) GUARANTEED

         No transfer of the I-Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the I-Units to be transferred is surrendered for registration or transfer and an Application for Transfer of I-Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the I-Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the I-Units.

         --------------------------------------------------------------





                                Exhibit C Page 4

                       APPLICATION FOR TRANSFER OF I-UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the I-Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Third Amended and Restated Agreement of Limited Partnership of Kinder Morgan Energy Partners, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:
      -------------------------  -----------------------------------------------
                                              Signature of Assignee

-------------------------------  -----------------------------------------------
Social Security or other                  Name and Address of Assignee
identifying number of Assignee

-------------------------------
        Purchase Price
including commissions, if any

Type of Entity (Check One):

Individual                 Partnership                Corporation
           ---------------             --------------             --------------
Trust                        Other (specify)
      ----------------------                 -------------------------

Nationality (Check One):

         U.S. Citizen, Resident or Domestic Entity
--------
         Foreign Corporation, or          Non-resident alien
--------                         --------

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interest-holder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interest-holder).



                                Exhibit C Page 5

Complete either A or B:

         A.       Individual Interest-Holder

                  1. I am not a non-resident alien for purposes of U.S. income taxation.

                  2. My U.S. taxpayer identifying number (Social Security Number) is _________________________________________.

                  3.       My home address is _________________________________.

         B.       Partnership, Corporate or Other Interest-Holder

                  1.       ____________________________________ is not a foreign
                                 (Name of Interest-Holder)
                           corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

                  2. The interest-holder's U.S. employer identification number is __________________________________________.

                  3. The interest-holder's office address and place of incorporation (if applicable) is
                           ____________________________________________________.

         The interest-holder agrees to notify the Partnership within sixty (60) days of the date the interest-holder becomes a foreign person.

         The interest-holder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

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                            (Name of Interest-Holder)

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                               Signature and Date

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                              Title (if applicable)

         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any Person for whom the Assignee will hold the I-Units shall be made to the best of the Assignee's knowledge.


                                Exhibit C Page 6